                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         ELITE INFORMATION GROUP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

[COMPANY LOGO]



Elite Information Group, Inc.
5100 West Goldleaf Circle, Suite 100
Los Angeles, California  90056
(323) 642-5200

May 19, 2000


Dear Stockholder:

         On behalf of the Board of Directors, I cordially invite you to attend the Annual Stockholders' Meeting on Thursday, June 22, 2000, at 2:00 p.m., Pacific Daylight Saving Time. The meeting will be held at the Marriott Marina Beach, located at 4100 Admiralty Way in Marina del Rey, California.

         The attached notice and proxy statement describe the business to be conducted at the meeting, including the approval of the Company's 2000 Employee Stock Purchase Plan, approval of an amendment to the Company's 1996 Stock Option Plan and the election of two directors. The Board of Directors has nominated Christopher K. Poole and Roger Noall for reelection to the Board.

         The Board of Directors appreciates and encourages stockholder participation. Whether or not you plan to attend the meeting, it is important that your shares be represented. Please take a moment now to sign, date and return your proxy in the envelope provided even if you plan to be present. We hope you will be able to attend the meeting.

Sincerely,


[INSERT SIGNATURE]

Christopher K. Poole
Chairman and Chief Executive Officer

                          ELITE INFORMATION GROUP, INC.
                      5100 West Goldleaf Circle, Suite 100
                          Los Angeles, California 90056

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS



TIME.......................  2:00 p.m., PDT, on Thursday, June 22, 2000

PLACE......................  Marriott Marina Beach
                             4100 Admiralty Way
                             Marina del Rey, California 90292

ITEMS OF BUSINESS..........  1.  To elect two directors.

                             2. To approve the Company's 2000 Employee Stock Purchase Plan.

                             3. To approve an amendment to the Company's 1996 Stock Option Plan.

                             4.  To ratify the appointment of
                                 PricewaterhouseCoopers LLP as independent accountants of the Company for the year ending December 31, 2000.

RECORD DATE................  Holders of Common Stock of record at the close of business on May 5, 2000 are entitled to vote at the meeting. A list of stockholders entitled to vote at the meeting may be examined at the executive offices of the Company, 5100 West Goldleaf Circle, Suite 100, Los Angeles, California 90056, during the 10-day period preceding the meeting.

ANNUAL REPORT..............  The annual report of the Company for the year ended
                             December 31, 1999 accompanies this proxy statement.

IMPORTANT..................  In order to avoid additional soliciting expense to the Company, please SIGN, DATE and MAIL your proxy PROMPTLY in the return envelope provided, even if you plan to attend the meeting. If you attend the meeting and wish to vote your shares in person, arrangements will be made for you to do so.



By order of the Board of Directors:


[INSERT SIGNATURE]

Steven O. Todd
Secretary
Los Angeles, California
May 19, 2000

                          ELITE INFORMATION GROUP, INC.
                      5100 West Goldleaf Circle, Suite 100
                          Los Angeles, California 90056


                                 PROXY STATEMENT
                         Annual Meeting of Stockholders
                                  June 22, 2000


                VOTING SECURITIES, PRINCIPAL HOLDERS AND PROXIES

         The accompanying proxy is solicited by the Board of Directors of Elite Information Group, Inc. (the "Company") in connection with the Annual Meeting of Stockholders of the Company to be held at the Marriott Marina Beach, located at 4100 Admiralty Way, Marina del Rey, California at 2:00 p.m., Pacific Daylight Saving Time, on Thursday, June 22, 2000. The accompanying form of proxy is for use at the Annual Meeting if a stockholder does not attend the meeting in person or wishes to vote shares by proxy even if the stockholder plans to attend the meeting. All valid proxies received prior to the meeting will be voted. Unless marked to the contrary, such proxies will be voted in favor of Proposals 1, 2, 3 and 4 listed in the accompanying proxy card and described below. If any other business is brought before the meeting, the proxies will be voted in accordance with the judgment of the persons voting the proxies.

         A stockholder who has given a proxy may revoke it at any time prior to such proxy being voted at the meeting by filing with the Secretary of the Company an instrument revoking it or a duly executed proxy bearing a later date or by attending the meeting and giving notice of such revocation. Attendance at the meeting does not by itself constitute revocation of a proxy. This proxy statement and the accompanying form of proxy are being mailed to the Company's stockholders on or about May 19, 2000.

         The only class of voting securities of the Company is its common stock, $.01 par value per share (the "Common Stock"). Only stockholders of record as of the close of business on May 5, 2000 will be entitled to notice of and to vote at the Annual Meeting of Stockholders or any adjournment thereof. On May 5, 2000 there were outstanding 9,415,473 shares of Common Stock. Each share of Common Stock is entitled to one vote.

         A majority of the shares entitled to vote at the Annual Meeting, represented in person or by proxy, will constitute a quorum. Abstentions and shares held by brokers with respect to which voting authority is withheld by beneficial owners ("broker non-votes") will be counted for the purpose of determining the presence or absence of a quorum. Directors of the Company are elected by a plurality vote, and votes may either be cast in favor of nominees or withheld. Withheld votes will be excluded entirely from the vote and will have no effect on the outcome of the election. Approval of the remaining proposals requires the affirmative vote of the holders of a majority of the shares present or represented by proxy and entitled to vote. On any such proposal, an abstention will have the same effect as a negative vote but, because shares held by brokers will not be considered entitled to vote on matters as to which the brokers withhold authority, a broker non-vote will have no effect on the vote.

         The Company will bear the cost of preparing the proxy statement and of soliciting proxies in the accompanying form. The Company expects to solicit proxies primarily by mail and through the use of Georgeson & Company, Inc., a professional proxy solicitation firm. Proxies may be solicited personally and by telephone by directors, officers and employees of the Company without additional compensation and by employees of the professional proxy solicitation firm. The Company anticipates that fees and expenses to be paid to the professional proxy solicitation firm will be approximately $7,000. Arrangements also may be made with brokerage firms or other custodians, nominees and fiduciaries who hold the voting securities of record for the forwarding of solicitation material to the beneficial owners thereof. The Company will reimburse such brokers, custodians, nominees and fiduciaries for the reasonable out-of-pocket expenses incurred by them in connection therewith.

                             PRINCIPAL STOCKHOLDERS

         The following table sets forth the names and addresses of, and the number and percentage of shares beneficially owned by, the persons known to the Company to beneficially own five percent or more of the Company's outstanding Common Stock:

        NAME AND ADDRESS                 AMOUNT AND NATURE OF        PERCENT
      OF BENEFICIAL OWNER                BENEFICIAL OWNERSHIP       OF CLASS(1)
      -------------------                --------------------       -----------

PAR Investment Partners, L.P.                1,220,300(2)              13.0%
One Financial Center
Suite 1600
Boston, Massachusetts 02111

Dimensional Fund Advisors Inc.                 729,100(3)               7.8%
1299 Ocean Avenue, 11th Floor
Santa Monica, California 90401

Tudor Investment Corporation, et al.           578,150(4)               6.1%
600 Steamboat Road
Greenwich, Connecticut  06830

----------------

(1)      Based on the shares of Common Stock outstanding as of May 5, 2000.

(2) Based upon an amended Schedule 13D of PAR Capital Management, Inc. ("PAR Capital"), PAR Group, L.P. ("PAR Group") and PAR Investment Partners, L.P. ("PIP"), dated on or about May 17, 2000. Arthur G. Epker III, a director of the Company, is a Vice President of PAR Capital and may be deemed to be a controlling stockholder of PAR Capital. PAR Capital is a Delaware S Corporation and the sole general partner of PAR Group. The principal business of PAR Capital is to act as the general partner of PAR Group. PAR Group is a Delaware limited partnership and the sole general partner of PIP. The principal business of PAR Group is that of a private investment partnership engaging in the purchase and sale of securities for its own account. PIP is a Delaware limited partnership and its principal business is that of a private investment partnership engaging in the purchase and sale of securities for its own account. Mr. Epker disclaims beneficial ownership of such shares. In addition, Mr. Epker's wife owns 10,000 shares of the Company's Common Stock through an Individual Retirement Account. Mr. Epker also disclaims beneficial ownership of such shares.

(3) Based upon a Schedule 13G or amendment thereto of Dimensional Fund Advisors Inc. dated February 4, 2000 filed by Dimensional Fund Advisors Inc. on behalf of certain clients for which it is the investment manager.

(4) Based upon Amendment No. 2 to Schedule 13G of Tudor Investment Corporation, Paul Tudor Jones II, Tudor BVI Futures, Ltd., Tudor Proprietary Trading, L.L.C., The Altar Rock Fund L.P., The Raptor Global Portfolio Ltd., The Raptor Global Fund L.P., The Raptor Global Fund Ltd. and The Upper Mill Capital Appreciation Fund Ltd. dated February 11, 2000. These parties report shared voting and dispositive power over various numbers of shares up to 578,150. Tudor Investment Corporation disclaims beneficial ownership of certain shares it may be deemed to own by virtue of its position as general partner of, or investment advisor to, certain entities listed above. Mr. Jones disclaims beneficial ownership of certain shares he may be deemed to beneficially own by virtue of his position as controlling shareholder or equity holder of certain entities listed above.

                                   PROPOSAL 1
                            ELECTION OF TWO DIRECTORS

         The Company's Bylaws provide that the number of directors constituting the Company's Board of Directors shall be not less than three nor more than twenty-one as may be fixed or changed by the Board of Directors or by the stockholders from time to time. The Board of Directors has fixed the number of directors constituting the Board at six. The Board of Directors is divided into three classes, as nearly equal in number as possible, each of whose members serve for a staggered three-year term. The term of Christopher K. Poole and Roger Noall, the two directors designated Class I directors, will expire at the current annual meeting of stockholders, and Messrs. Poole and Noall will stand for reelection. The term of the two Class II directors will expire at the annual meeting to be held in 2001 and the term of the two Class III directors will expire at the annual meeting to be held in 2002.

NOMINEES

         The Board of Directors has nominated Christopher K. Poole and Roger Noall for election as directors. If elected, Messrs. Poole and Noall would serve three-year terms as members of Class I. Directors will be elected by a plurality of the votes cast. Although the Board of Directors does not expect that any of the nominees named will be unavailable for election, in the event that any nominee is unable to serve as a director, it is intended that the shares represented by proxies will be voted for the election of such substitute as the Board of Directors may nominate. If Messrs. Poole and Noall are elected, the three classes would be as follows:

            CLASS I                CLASS II                  CLASS III
            -------                --------                  ---------

     Christopher K. Poole       David A. Finley              Alan Rich
          Roger Noall          William G. Seymour        Arthur G. Epker III

RECOMMENDATION OF THE BOARD OF DIRECTORS

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE NOMINEES. PROXIES, UNLESS INDICATED TO THE CONTRARY, WILL BE VOTED "FOR" THE NOMINEES TO THE BOARD OF DIRECTORS.

DIRECTORS

         Listed below are the names of the two nominees to serve as directors and the other four directors who will be continuing in office following the Annual Meeting, together with their ages, their principal occupations during the past five years, any other directorships they hold with companies having securities registered under the Securities Exchange Act of 1934 and the years during which their current consecutive terms as directors of the Company first commenced (including terms with the Company's predecessor).

                                                        PRINCIPAL OCCUPATION                           DIRECTOR
        NAME AND AGE                              AND CERTAIN OTHER DIRECTORSHIPS                       SINCE
        ------------                              -------------------------------                      --------
Arthur G. Epker III, Age 37          Vice President, PAR Capital Management, Inc. (1)                    1999

David A. Finley, Age 67              President, Investment Management Partners II, Inc. (2)              1990
                                     Director: Intelligroup, Inc. and Hungarian Telephone & Cable
                                     Corp.

Roger Noall, Age 65                  Executive, KeyCorp (Retired) (3)                                    1996
                                     Director: Alleghany Corp. and The Victory Funds

Christopher K. Poole, Age 42         Chairman of the Board and Chief Executive Officer, Elite            1999
                                     Information Group, Inc. (4)

Alan Rich, Age 45                    Co-Founder and non-employee Chairman, Elite Information             1999
                                     Systems, Inc. (5)

William G. Seymour, Age 58           President, PRIMax Properties, LLC (6)                               1981
                                     Director: First Trust Bank

--------------

(1) Mr. Epker has been a Vice President of PAR Capital, an investment management firm, since July 1992.

(2) Mr. Finley served as Executive Vice President and Chief Financial Officer of the Company from January 1996 to July 1997 and again served as Executive Vice President on a temporary basis from mid-September 1997 to mid-November 1997. Prior to joining the Company, Mr. Finley worked as a consultant and was a private investor and the President, since 1992, of Investment Management Partners II, Inc., an investment management firm. Since leaving the Company, Mr. Finley has resumed his work as a consultant, private investor and President of Investment Management Partners, Inc. From September 1986 until his retirement in August 1989, Mr. Finley served as Treasurer of International Business Machines Corporation.

(3) Mr. Noall has been an Executive of KeyCorp from January 1, 1997 until his retirement in February 2000. Mr. Noall served as Senior Executive Vice President and Chief Administrative Officer of KeyCorp from March 1, 1994 to December 31, 1996 and served in the additional positions of General Counsel and Secretary of KeyCorp from September 1, 1995 to June 14, 1996. Prior to March 1, 1994, Mr. Noall served as Vice Chairman of the Board and Chief Administrative Officer of Society Corporation (banking). Mr. Noall joined KeyCorp on that date upon the merger of Society Corporation and KeyCorp.

(4) Mr. Poole has served as Chairman of the Board of Directors and Chief Executive Officer of the Company since May 1999. Since May 1995, Mr. Poole has served as Chief Operating Officer of Elite Information Systems, Inc., the wholly owned operating subsidiary of the Company ("EIS"), and since January 1998 as the President of EIS. From November 1989 to May 1995, Mr. Poole was the Director of Technology and Executive Director of Latham & Watkins, a law firm based in Los Angeles, California.

(5) Mr. Rich is the co-founder of EIS and served as President of EIS from January 1982 until his retirement in December 1997. Since that time, Mr. Rich has continued to provide services as consultant to EIS and as a director and non-employee Chairman of EIS.

(6) Mr. Seymour has served as President of PRIMax Properties, LLC, a real estate investment company, since his retirement from the Company in January 1995. Mr. Seymour, a co-founder of the Company, has served as Vice Chairman of the Board from June 1993 to May 1999 and from September 1985 to November 1989 and as Secretary of the Company from June 1993 to May 1996. Mr. Seymour also served as Senior Vice President of the Company from November 1989 to June 1993.

         Upon adoption of the 1996 Stock Option Plan on June 25, 1996, each director who was not also an officer or employee of the Company on that date (i.e., Mr. Seymour) was granted options to purchase 5,000 shares of Common Stock at the fair market value of the shares on that date. In addition, under the 1996 Stock Option Plan, any individual who is not an employee or officer of the Company and who is first elected to the Board after June 25, 1996 (i.e., Messrs. Epker, Noall, Rich) receives upon the date of such election an option to purchase 5,000 shares of Common Stock at an exercise price per share equal to the fair market value of a share of Common Stock on such date. The 1996 Stock Option Plan further provides for awards of options to purchase 5,000 shares of Common Stock on each January 5 after the adoption of the 1996 Stock Option Plan if the average daily value of a share of Common Stock for the immediately preceding month of December is ten percent greater than the average daily value of a share for the month of December of the immediately prior year. In the event that the total exercise price of such options for 5,000 shares exceeds $100,000, the number of shares purchasable under such option are to be reduced so that the total exercise price of the options granted equals $100,000, and in the event that the number of shares authorized under the 1996 Stock Option Plan are not sufficient to make an award to outside directors, options for the remaining authorized shares shall be awarded pro rata to the outside directors then entitled to receive such options. These option awards were granted for 1999 based on the increase in the average daily value of the Company's Common Stock for December 1999 over December 1998. All such options awarded to non-employee directors under the 1996 Stock Option Plan become exercisable over a period of four years, with 20% of the total award being exercisable on the date of grant and an additional 20% becoming exercisable on each of the next four anniversaries.

         There are no family relationships among the executive officers or directors of the Company.

         The Company pays its non-employee directors a fee of $2,500 for each directors' meeting attended and pays an additional $500 fee to each member of the Audit Committee and Compensation Committee for each committee meeting attended. Additional committees are established from time to time, and in 1999 members of such committees were paid a total of $8,100 in fees. No fee is paid for telephonic meetings. Directors are reimbursed for travel and lodging expenses. The Board of Directors held 15 meetings during the year ended December 31, 1999 (9 of which were telephonic meetings) and took action on 2 occasions by unanimous written consent. During 1999, no director attended less than 75% of the total number of meetings of the Board of Directors during his term of service or the total number of meetings of committees of the Board on which he served, except for G. Lawrence McTavish, who attended 71.4% of such meetings and Roger Noall, who attended 73.3% of such meetings. In addition to regular and special meetings of the Board, the Board confers with management by conference call from time to time.

         The Board of Directors has a Compensation Committee, which makes recommendations concerning salaries and incentive compensation for employees of the Company and administers the Company's 1996 Stock Option Plan and the 2000 Employee Stock Purchase Plan; and an Audit Committee, which reviews the results and scope of the audit and other services provided by the Company's independent accountants. Messrs. Noall and Epker currently serve on the Compensation Committee. Messrs. Rich, Finley and Seymour currently serve on the Audit Committee. During the year ended December 31, 1999, the Compensation Committee met 5 times and the Audit Committee met 4 times. The Board of Directors nominates candidates for election to the Board, but directors who are members of management abstain from participation in the nominating process. The Company's bylaws prescribe the procedure a stockholder must follow to make nominations for director candidates, as described below under "Stockholders' Proposals."

               STOCK OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

         The following table sets forth as of May 5, 2000 the beneficial ownership of Common Stock by each director and executive officer named in the Summary Compensation Table below, and by all directors and executive officers as a group.

                                               SHARES BENEFICIALLY OWNED (1)
                                             ---------------------------------
NAME OF BENEFICIAL OWNER                     NUMBER                    PERCENT
------------------------                     ------                    -------
Arthur G. Epker III                        1,233,300(2)                 13.1%
David A. Finley                               83,000                      *
Roger Noall                                   25,000                      *
Christopher K. Poole                         125,168                     1.3%
Alan Rich                                      3,000                      *
William G. Seymour                           440,622                     4.7%
Barry D. Emerson                               8,334                      *
All directors and executive officers
  as a group (7 in number)                 1,918,424                    19.9%

----------------
*Less than one percent.

(1) Included in the calculation of the number of shares of Common Stock owned beneficially are the following shares subject to options exercisable as of May 5, 2000 or within 60 days thereafter by the directors and executive officers indicated and by all the directors and executive officers as a group: Mr. Epker - 3,000 shares; Mr. Finley - 81,000 shares; Mr. Noall - 5,000 shares; Mr. Poole - 120,168; Mr. Rich
         - 3,000 shares; Mr. Seymour - 6,000 shares; Mr. Emerson 8,334 shares; and members of the group (including the foregoing) - 226,502 shares.

(2) Mr. Epker is a Vice President of PAR Capital Management, Inc. ("PAR Capital") and may be deemed to be a controlling stockholder of PAR Capital. Accordingly, Mr. Epker may be deemed to beneficially own shares of Common Stock owned by Par Capital, PAR Group, L.P. ("PAR Group") and PAR Investment Partners, L.P. ("PIP"). See footnote (2) to the table under "Principal Stockholders." PAR Capital is a Delaware S Corporation and the sole general partner of PAR Group. The principal business of PAR Capital is to act as the general partner of PAR Group. PAR Group is a Delaware limited partnership and the sole general partner of PIP. The principal business of PAR Group is that of a private investment partnership engaging in the purchase and sale of securities for its own account. PIP is a Delaware limited partnership and its principal business is that of a private investment partnership engaging in the purchase and sale of securities for its own account. Mr. Epker disclaims beneficial ownership of such shares. In addition, Mr. Epker's wife owns 10,000 shares of the Company's Common Stocks through an Individual Retirement Account. Mr. Epker also disclaims beneficial ownership of such shares.

             EXECUTIVE OFFICERS, COMPENSATION AND OTHER INFORMATION

         As of the date of this Proxy Statement, Messrs. Poole and Emerson are the only executive officers of the Company. The following table sets forth a summary, for fiscal years ended December 31, 1999, December 31, 1998 and December 31, 1997, of the compensation of the Messrs. Poole and Emerson, and former executive officers Alan C.
Stanford and Keith B. Hall, who ceased to be employed by the Company in May
1999.

                           SUMMARY COMPENSATION TABLE

                                                                               LONG-TERM
                                                                              COMPENSATION
                                                                                 AWARDS
                                                                              ------------
                                                    ANNUAL COMPENSATION        SECURITIES
                                                  -----------------------      UNDERLYING        ALL OTHER
NAME AND PRINCIPAL POSITION             YEAR      SALARY($)      BONUS($)      OPTIONS(#)      COMPENSATION($)
---------------------------             ----      ---------      --------     ------------     ---------------

Alan C. Stanford                        1999       125,675            0               0         821,410(1)
   Former Chairman and Chief            1998       300,000      100,000(2)            0           2,639(3)
   Executive Officer                    1997       300,000      100,000(2)            0           4,750(3)

Keith B. Hall(4)                        1999        93,750            0               0         552,048(5)
   Former Vice President and Chief      1998       200,000       25,000               0           5,000(3)
   Financial Officer                    1997       100,000       25,000          20,000         147,022(6)

Christopher K. Poole                    1999       300,000      100,000         150,000           5,000(3)
   Chairman and                         1998       270,000       50,000               0           5,000(3)
   Chief Executive Offer                1997       240,000       77,500               0           4,750(3)

Barry D. Emerson(7)                     1999        93,333       40,000          25,000           2,100(3)
   Vice President, Chief Financial
   Officer and Treasurer

------------

(1) Represents matching contributions made by the Company under the Company's 401(k) retirement plan ($1,795), payments by the Company for unused vacation ($19,615) and a severance payment made upon termination of employment ($800,000).

(2) A portion of Mr. Stanford's 1997 and 1998 bonus was in lieu of reimbursement of certain travel expenses incurred by Mr. Stanford.

(3) Represents matching contributions made by the Company under the Company's 401(k) retirement plan.

(4)      Mr. Hall's employment with the Company commenced July 1, 1997.

(5) Represents matching contributions made by the Company under the Company's 401(k) retirement plan ($3,875), payments by the Company for unused vacation ($16,875), a severance payment made upon termination of employment ($500,000) and post-employment consulting fees and expense reimbursement ($31,298).

(6) Includes $80,000, adjusted for potential tax liability to $144,772, paid to Mr. Hall for relocation expenses, and matching contributions made by the Company under the Company's 401(k) retirement plan.

(7)      Mr. Emerson's employment with the Company commenced in May 1999.

         The following table sets forth certain information concerning grants of stock options during the year ended December 31, 1999 to the executive officers named in the Summary Compensation Table.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                                                                         POTENTIAL REALIZABLE
                           NUMBER OF                                                       VALUE AT ASSUMED
                          SECURITIES      % OF TOTAL                                     ANNUAL RATES OF STOCK
                          UNDERLYING    OPTIONS GRANTED                                  PRICE APPRECIATION FOR
                            OPTIONS           TO          EXERCISE OR                         OPTION TERM
                            GRANTED        EMPLOYEES       BASE PRICE    EXPIRATION      ----------------------
        NAME                  (#)       IN FISCAL YEAR       ($/SH)        DATE           5% ($)        10% ($)
        ----              ----------    ---------------   -----------    ----------      --------      --------
Alan C. Stanford               --            --                --            --

Keith B. Hall                  --            --                --            --

Christopher K. Poole       50,000(1)        100%           $   2.34       1/19/09        $ 73,500      $186,500
                          100,000(2)        100%           $   5.50       5/26/09        $346,000      $877,000

Barry D. Emerson           25,000(2)        100%           $   5.50       5/26/09        $ 86,500      $219,250

----------------

(1)      These options were 100% vested as of January 19, 2000.

(2) These options are currently 100% unvested, and will vest over 3 years in annual installments of 33.33% beginning on May 26, 2000.

         The following table sets forth certain information with regard to stock options held at December 31, 1999 by each of the executive officers named in the Summary Compensation Table. No options were exercised by any of the executive officers named in the Summary Compensation Table in the year ended December 31, 1999.


                              FY-END OPTION VALUES


                          NUMBER OF SECURITIES    VALUE OF SECURITIES UNDERLYING
                         UNDERLYING UNEXERCISED     UNEXERCISED IN-THE-MONEY
                          OPTIONS AT FY-END(#)         OPTIONS AT FY-END($)
      NAME             EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE(1)
      ----             -------------------------   ----------------------------

Alan C. Stanford                  0/0(2)                         0/0

Keith B. Hall                     0/0                            0/0

Christopher K. Poole         61,830/129,166                208,650/727,650

Barry D. Emerson                  0/25,000                       0/129,750

----------------

(1) The fair market value used for computations in this column was $10.69, which was the closing market price of the Company's Common Stock on December 31, 1999.

(2) On January 15, 1999, Mr. Stanford voluntarily forfeited all 400,000 of his stock options.

                 EMPLOYMENT, SEVERANCE AND CONSULTING AGREEMENTS

         Christopher K. Poole. On June 1, 1999, the Company entered into an employment agreement with Christopher K. Poole with respect to his service as the Chief Executive Officer of the Company. The employment agreement has an initial term of one year and renews automatically for successive one-year terms. The Company may terminate Mr. Poole's employment under the agreement at any time. If the Company terminates Mr. Poole's employment other than for "cause" (as defined in the agreement) or as the result of his permanent disability, the Company is obligated to pay to him (following receipt of a general release from Mr. Poole) a lump-sum amount equal to twice his then-current annual salary (less applicable tax withholding). If such termination occurs as a result of a change in control of the Company or within two years after a change in control, the Company is also obligated to pay to Mr. Poole the larger of the proportionate amount of any incentive bonus that would otherwise be payable to Mr. Poole for the year in which his employment is terminated (based on the number of days elapsed in the year) or the amount of his incentive bonus paid for the prior year.

         If the Company terminates Mr. Poole's employment as the result of his permanent disability, the Company is obligated to pay to him (following receipt of a general release from Mr. Poole) a lump-sum amount equal to his then-current annual salary (less applicable tax withholding) plus the proportionate amount of any incentive bonus that would otherwise be payable to Mr. Poole for the year in which his employment is terminated (based on the number of days elapsed in the year). In addition, the Company would be obligated to pay for continued health insurance coverage for Mr. Poole and his dependents for 18 months following a termination of his employment for disability.

         The agreement provides that if Mr. Poole resigns due to a failure of the Company to comply with a material term of the agreement that is not cured within 30 days after written notice of the failure is given to the Company, the Company is obligated to pay to him (following receipt of a general release from Mr. Poole) a lump-sum amount equal to twice his then-current annual salary (less applicable tax withholding). In addition, if Mr. Poole resigns following a change in control of the Company accompanied by a termination of his authority equivalent to that of the senior executive of the Company, the Company is obligated to pay to him (following receipt of a general release from Mr. Poole) a lump-sum amount equal to twice his then-current annual salary (less applicable tax withholding) plus the larger of the proportionate amount of any incentive bonus that would otherwise be payable to him for the year in which his employment is terminated (based on the number of days elapsed in the year) or the amount of his incentive bonus paid for the prior year. Mr. Poole shall be considered to be the senior executive of the Company if the Company is acquired and becomes part of another entity if Mr. Poole remains the senior executive of the division, subsidiary or entity carrying on the business conducted by the Company prior to the acquisition. In addition, if Mr. Poole resigns for any reason after the first anniversary of a change in control but before the second anniversary of a change in control, the Company is obligated to pay to him (following receipt of a general release from Mr. Poole) a lump-sum amount equal to one and one-half times his then-current annual salary (less applicable tax withholding).

         The agreement provides that Mr. Poole's annual salary will be $300,000, which may be increased with the approval of the Compensation Committee of the Company's Board of Directors. In addition, Mr. Poole is to be eligible to participate in incentive bonuses and other compensation plans approved by the Board of Directors or the Compensation Committee. Mr. Poole is also eligible to participate in other benefit plans made available to employees and to receive perquisites as agreed upon from time to time. Mr. Poole is also entitled to four weeks paid vacation. If he elects to purchase long-term care or personal disability insurance coverage, the Company shall pay one half of the premiums, up to $2,500 per year, and the Company will continue to pay such amount following termination of Mr. Poole's employment due to permanent disability so long as he continues COBRA insurance coverage.

         The agreement contains a covenant restricting Mr. Poole from engaging in certain activities in competition with the Company for a period of one year following the termination of his employment for any reason. The covenant applies to competitive activities in the United States, Canada and the United Kingdom. In addition, Mr. Poole agreed not to disclose confidential and proprietary information of the Company without the Company's consent and to return copies of any such information in his possession upon the termination of his employment.

         Barry D. Emerson. On May 10, 1999, the Company entered into a severance agreement with Barry D. Emerson in connection with Mr. Emerson's employment as the Company's Chief Financial Officer. Pursuant to the agreement, Mr. Emerson is employed "at will" by the Company and may be terminated at any time for any reason. If the Company terminates Mr. Emerson's employment other than for "cause" (as defined in the agreement), the Company is obligated to pay to him (following receipt of a general release from Mr. Emerson) a lump-sum amount equal to his then-current annual salary (currently $140,000), (less applicable tax withholding). In addition, the Company would be obligated to pay for continued health insurance coverage for Mr. Emerson for 12 months following a termination of his employment.

         Alan C. Stanford. Mr. Stanford's employment as Chief Executive Officer of the Company terminated in May 1999. Prior to that time, Mr. Stanford was employed pursuant to an amended and restated employment agreement dated January 15, 1999. Under the terms of the employment agreement, upon Mr. Stanford's resignation for "good reason" (as defined), which resignation occurred in connection with the sale of the Company's CRM business in May 1999, Mr. Stanford became entitled to a severance payment equal to two times his most recent annual base salary and bonus. Pursuant to this provision, Mr. Stanford received a lump sum severance payment of $800,000, plus reimbursement of $19,615 for unused vacation time. The employment agreement requires Mr. Stanford to refrain from certain activities in competition with the Company for a period of two years following the termination of his employment.

         Keith B. Hall. Mr. Hall's employment as Chief Financial Officer of the Company was terminated in May 1999. Prior to that time, Mr. Hall was employed pursuant to an employment agreement dated May 29, 1997, as supplemented by a letter agreement dated February 18, 1999. Under the terms of the letter agreement, upon the sale of the CRM business in May 1999, Mr. Hall exercised an option to resign his employment in exchange for a severance payment equal to two times his most recent annual base salary and bonus. Pursuant to this provision, Mr. Hall received a lump sum severance payment of $500,000, plus reimbursement of $16,875 for unused vacation time. Mr. Hall's employment agreement requires him to refrain from certain activities in competition with the Company for a period of two years following the termination of his employment. Following the termination of his employment in May 1999, Mr. Hall performed certain consulting services for the Company for which he was paid a total of $31,298 in fees and expense reimbursement.

         Alan Rich. Since his retirement as President of EIS on December 31, 1997, Mr. Rich has provided EIS with consulting services as an independent contractor pursuant to a Retirement and Post-Employment Agreement dated May 20, 1997 between Mr. Rich and EIS. Pursuant to this agreement, Mr. Rich is obligated to provide such consulting services as requested by EIS from time to time through December 31, 2000, unless Mr. Rich terminates the agreement upon 30 days written notice. EIS pays Mr. Rich an annual fee of $100,000 in consideration of such services. In addition, the agreement contains covenants restricting Mr. Rich from engaging in certain activities in competition with EIS from the date of the agreement until December 31, 2000. In exchange for these covenants not to compete, EIS is obligated to pay Mr. Rich a total of $300,000, payable in 6 equal installments bi-annually. Under the agreement, Mr. Rich also has agreed not to disclose confidential and proprietary information of EIS. Pursuant to the agreement, EIS paid Mr. Rich a total of $200,000 in 1999.

                                PERFORMANCE GRAPH

         The following graph compares the Company's cumulative total shareholder return for five fiscal years through the end of the most recent fiscal year, December 31, 1999, assuming the investment on December 31, 1994, of $100 in Common Stock, along with the cumulative total returns of a broad-based equity market index -- the Center for Research in Securities Prices (CRSP) Total Return Index for the Nasdaq Stock Market (U.S. Companies) -- and of a published industry peer index -- the CRSP Nasdaq Computer & Data Processing Services Index -- over the same period assuming the investment on December 31, 1994, of $100 in securities that are the components of these indices.


                                    [CHART]


                12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99
                --------   --------   --------   --------   --------   --------

Nasdaq U.S.        100        141        174        213        300        542
Peer               100        152        188        231        412        871
Company            100         75         48         44         10         49


             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         Decisions on compensation of the Company's executive officers generally are made by the Compensation Committee of the Board. Set forth below is a report of the Board's Compensation Committee addressing the Company's compensation policies for 1999 for its executive officers.

OBJECTIVES AND POLICIES

         Over the past year, the Committee's policy in compensating executive officers has been to align the interests of the executives with the strategic goals established by the Board of Directors and to ensure that compensation and benefits are at levels that enable the Company to retain the executives it needs. Consistent with these objectives, it has been the policy of the Committee to make a portion of executive compensation dependent upon corporate performance, including the success of the Company in meeting its financial goals, with a portion being linked to overall corporate results.

         The Committee also believes it is essential that the Committee retain the flexibility to evaluate not only the performance of the individual executive officer in furthering the Company's strategic goals and the Company's performance as a whole, but also the overall performance of the individual executive officer and all circumstances and challenges facing the Company and the respective executive officer. Consequently, the Committee relies on subjective evaluation rather than objective formulas in setting and adjusting the base salary of the Chief Executive Officer and the other executive officers and in awarding bonuses and other incentive compensation.

BASE SALARIES; OPTIONS; AND ANNUAL BONUSES

         In determining 1999 bonuses, the Committee used its subjective assessment of the overall contribution of the individual executive officer in terms of the objective goals established by the Board for the performance of the Company as a whole.

         Mr. Poole is currently employed pursuant to an employment agreement that established his minimum level of salary for 1999 at $300,000, subject to increases upon approval by the Compensation Committee. Mr. Emerson is employed "at will" by the Company, and his 1999 base salary of $140,000, as a new employee, was established by the Compensation Committee based upon his past experience and demonstrated qualifications. The Committee established a target bonus of $100,000 for Mr. Poole for 1999, and Mr. Emerson's offer letter provided that he was eligible to receive a target bonus of $40,000 for 1999.

         Mr. Poole received a grant of 50,000 options in January 1999, while he was President of Elite Information Systems, Inc., a subsidiary of the Company. This grant was one of a number of grants awarded to the officers and key employees of the Company during the Company's search for a buyer for its Charlotte-based CRM business unit. One of the purposes of these grants was to encourage key personnel to remain with the Company through the search period. Mr. Poole received an additional grant of 100,000 options upon becoming Chairman and Chief Executive Officer of the Company upon the sale of the CRM business unit to SAIC in May 1999. The Company also awarded options to Mr. Emerson to purchase 25,000 shares of Common Stock upon his employment as Chief Financial Officer of the Company in May 1999. The Company typically grants options to new officers and key employees of the Company.

         In determining the bonus to be awarded to Mr. Poole for 1999, the Committee compared the Company's actual 1999 performance to its 1999 financial goals and assessed Mr. Poole's contribution to such performance. The Company met or exceeded its 1999 goals for both revenues and earnings. Accordingly, after considering these factors, the Committee awarded Mr. Poole the maximum target bonus of $100,000. Based on similar criteria, and on Mr. Emerson's outstanding efforts relating to, and culminating in, the Company's entry into a merger agreement with Solution 6 Holdings Limited in December 1999, Mr. Emerson was awarded the maximum target bonus of $40,000 for 1999.

TAX POLICY

         Section 162(m) of the Internal Revenue Code limits deductions for certain executive compensation in excess of $1 million. Certain types of compensation, including compensation pursuant to stock option plans, are deductible only if performance criteria are specified in detail and are contingent on stockholder approval of the compensation arrangement. The Committee also anticipates that certain option awards may be made as incentive stock options for which the Company generally would not be able to claim a deduction for compensation expense. In addition, compensation expense arising under option awards made from January 1996 to February 1998 during the terms of service of William G. Seymour and Robert J. Levenson on the Committee may not qualify for the exemption from
Section 162(m) due to Mr. Seymour's prior service as an officer of the Company and the level of transactions between Mr. Levenson's employer, First Data Corp., and the Company. While the Committee will consider deductibility under Section 162(m) with respect to future compensation arrangements with executive officers, deductibility will not be the sole factor used in ascertaining appropriate levels or modes of compensation. Since corporate objectives may not always be consistent with the requirements for full deductibility, it is conceivable that the Company may authorize compensation arrangements under which payments may not be deductible under Section 162(m). The Committee believes that due to the level of current salary and maximum cash bonus compensation of its executive officers, and anticipated levels of future stock option awards, the Company will be able to claim full deductibility of amounts paid under existing executive compensation arrangements to the extent otherwise permitted by law.

                                         For the Compensation Committee:

                                         Roger Noall
                                         Arthur G. Epker III


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Executive officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish the Company with copies of all
Section 16(a) forms they file. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the year ended December 31, 1999, all Section 16(a) filing requirements applicable to its executive officers, directors and greater than ten percent beneficial owners were complied with, except that one initial ownership report, and one report with respect to one transaction, were filed late by Mr. Poole.


                                   PROPOSAL 2
                APPROVAL OF THE 2000 EMPLOYEE STOCK PURCHASE PLAN

         On May 1, 2000, the Board of Directors of Company adopted the 2000 Employee Stock Purchase Plan (the "Stock Purchase Plan"), effective July 1, 2000, to replace the Company's 1995 Employee Stock Purchase Plan, which expired on December 31, 1999. The Stock Purchase Plan is intended to encourage employee participation in the ownership of the Company by offering eligible employees of the Company and its designated subsidiaries an opportunity to purchase Common Stock of the Company at a discount through payroll deductions. The Board of Directors believes that employee participation and ownership is to the combined benefit of the employee, the Company and its participating subsidiaries and the Company's stockholders. Accordingly, the Board of Directors unanimously adopted, and proposes that the stockholders approve, the Stock Purchase Plan. Stockholder approval is required to qualify the Stock Purchase Plan for treatment as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code (the "Code"), and the Stock Purchase Plan will not be effective unless stockholder approval is obtained.

         The Stock Purchase Plan is set forth as Exhibit A attached hereto, and the description of the Stock Purchase Plan contained herein is qualified in its entirety by reference to such Exhibit A. Under the Stock Purchase Plan, eligible employees of the Company and its designated subsidiaries may participate by electing to have payroll deductions made in an amount not less than 1% nor more than 10% of the employee's compensation, provided that the Fair Market Value (defined generally as the closing price of the Common Stock on the NASDAQ National Market System as of the last business day for which prices are available prior to the beginning of each quarterly "Option Period") purchased in any year may not exceed $25,000. All regular employees of the Company and its designated subsidiaries whose most recent date of hire is on or before the 15th day of the month preceding the beginning of an Option Period, who are actively employed on the first day of an Option Period and who are customarily scheduled to work at least 20 hours per week are eligible to participate in the Stock Purchase Plan during such Option Period. However, any beneficial owner of 5% or more of the Common Stock is not eligible to participate.

         Eligible employees may elect to participate by delivering a completed request form to the Company's Human Resources Department prior to established deadlines. At the end of each Option Period, each participant's payroll deductions are applied to acquire Common Stock at a price equal to 85% of the closing price of the Common Stock on the NASDAQ National Market System on either the first day or the last day (or the nearest prior trading day) of the Option Period, whichever is lower.

         Options granted under the Stock Purchase Plan are not transferable or assignable by any participant other than by will or the laws of descent and distribution. Options are exercisable during a participant's lifetime only by the participant. In the event of a participant's death, the participant's account balance not yet applied to purchase Common Stock will, upon written timely notice, be distributed to the participant's beneficiary or, in the absence of such notice, be applied to the purchase of Common Stock for that Option Period.

         As soon as practical after the end of each Option Period, the administrator of the Stock Purchase Plan will cause Common Stock certificates representing the number of whole shares purchased for each participant to be issued to a brokerage account established by the administrator in the name of the beneficiary. None of the rights or privileges of a stockholder of the Company will exist with respect to the Common Stock purchased under the Stock Purchase Plan unless and until shares of Common Stock have been issued by the Company and either the participant has become the beneficial owner of the Common Stock on the records of the brokerage firm or the participant has become the record owner of the Common Stock. The granting of an option with respect to the sale and delivery of Common Stock under the Stock Purchase Plan is subject to the Company's effecting any required listing, registration or qualification of the shares subject to options on any applicable securities exchange or under federal or state law, and the obtaining of any necessary governmental consents or approvals.

         Employees may voluntarily withdraw from participation in the Stock Purchase Plan by electing, within specified advanced notice periods, to completely discontinue payroll deductions and requesting a return of all payroll deductions not yet applied to purchase Common Stock. An employee's participation also will cease upon termination of employment for reasons other than retirement, disability or death, or otherwise if an employee no longer qualifies as an eligible employee. Upon any withdrawal from participation, all payroll deductions not applied to purchase Common Stock will be returned to the employee as soon practicable.

         The number of shares of Common Stock reserved for purchase under the Stock Purchase Plan is 1,000,000, subject to an adjustment as a result of a change in the Company's capital structure. Such reserved shares may be made available by the Company from either authorized and unissued shares or treasury shares.

         The Stock Purchase Plan is administered by a committee composed of members of the Company's Board of Directors not eligible to participate in the Stock Purchase Plan, which initially will be the Compensation Committee. The Compensation Committee has the authority to make, adopt, construe and enforce rules not inconsistent with the Stock Purchase Plan, to interpret the Stock Purchase Plan, to prescribe the contents of all forms and documents required in connection with the Stock Purchase Plan and to amend, modify or terminate the Stock Purchase Plan. No amendment or modification may, however, unless required by law, affect rights or obligations previously granted. In addition, no amendment or modification to the Stock Purchase Plan may be effected without stockholder approval (if such approval is required by applicable law or exchange act rules), to materially (a) affect participant eligibility requirements, (b) increase the number of shares of Common Stock available under the Stock Purchase Plan or (c) increase the benefits to participants.

FEDERAL INCOME TAX CONSIDERATIONS

         The Stock Purchase Plan is intended to qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Code, and it is intended to comply with the provisions of Sections 421 and 424 of the Code as well.

         Under the Code as currently in effect, there are no federal income tax consequences in connection with the acquisition of Common Stock pursuant to the Stock Purchase Plan until the year in which the participant sells or otherwise disposes of the shares, or, if earlier, the year in which the participant dies. If the shares are sold or otherwise disposed of prior to a participant's death, then the income tax consequences will depend upon whether or not the shares are sold within two years after the last business day (the "Date of Grant") of the applicable quarterly Option Period in which such shares were purchased.

         If the shares are sold or disposed of more than two years after the applicable Date of Grant, then the participant will recognize ordinary income in an amount equal to the lesser of (i) 15% of the fair market value of the shares on the applicable Date of Grant or (ii) the amount by which the fair market value of the shares at the time of such sale or disposition exceeds the amount paid for the shares, and the Company will not be entitled to any income tax deduction. If the shares are sold or otherwise disposed of within two years after the applicable Date of Grant, a participant will generally recognize ordinary income in the amount by which the fair market value of the shares on the Date of Grant exceeds the amount paid for the shares, and the Company will be entitled to a corresponding income tax deduction.

         In the event of the death of a participant prior to a sale or other disposition of the shares (whether or not within two years after the applicable Date of Grant), a participant will be subject to ordinary income tax in an amount equal to the lesser of (i) 15% of the fair market value of the shares on the applicable Date of Grant, or (ii) the amount, if any, by which the fair market value of the shares as of the date of death exceeds the amount actually paid for the shares.

         In any case, the participant may also have a capital gain or loss (long-term or short-term depending upon the length of time the shares were held) in an amount equal to the difference between the amount realized upon the sale and the participant's adjusted tax basis in the shares (the amount paid for the shares plus the amount of ordinary income which the participant must recognize at the time of the sale or other disposition).

         The affirmative vote of a majority of the outstanding shares of Common Stock present in person or represented by Proxy at the Annual Meeting and entitled to vote is required to approve the Stock Purchase Plan.

RECOMMENDATION OF THE BOARD OF DIRECTORS

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE 2000 EMPLOYEE STOCK PURCHASE PLAN. PROXIES, UNLESS INDICATED TO THE CONTRARY, WILL BE VOTED "FOR" APPROVAL OF THE 2000 EMPLOYEE STOCK PURCHASE PLAN.

                                   PROPOSAL 3
                AMENDMENT OF THE COMPANY'S 1996 STOCK OPTION PLAN

         The Board of Directors has approved an amendment to the Company's 1996 Stock Option Plan (the "1996 Plan"), subject to stockholder approval, to increase the number of shares reserved for issuance under the 1996 Plan by an additional 1,000,000 shares and to make certain other technical changes. The 1996 Plan was adopted by the Board of Directors and became effective on June 25, 1996, subject to stockholder approval, and was approved by the stockholders on September 16, 1996.

         The 1996 Plan permits the grant of options to employees and officers of the Company and its subsidiaries and formula grants of options to directors who are not officers or employees of the Company or any of its subsidiaries ("Outside Directors"). As of May 16, 2000, approximately 700,000 of the originally reserved shares were either issued or subject to options granted under the 1996 Plan, leaving only approximately 175,000 shares available for future grant under the 1996 Plan. The amendment will not be implemented unless the stockholders approve it.

SUMMARY OF 1996 STOCK OPTION PLAN

         The 1996 Plan is summarized below. However, this summary is qualified in its entirety by reference to the text of the 1996 Plan as proposed to be amended, a copy of which is attached hereto as Exhibit B.

         General. The purpose of the 1996 Plan is to promote the growth and profitability of the Company by increasing personal participation of officers, employees and directors in the financial performance of the Company, by enabling the Company to attract and retain officers, employees and directors of outstanding competence and by providing such persons with an equity opportunity in the Company.

         The 1996 Plan currently provides that a total of 875,000 shares of Common Stock are authorized for issuance under the 1996 Plan, of which 825,000 shares may be issued under options to employees and officers and 50,000 shares may be issued under options granted to Outside Directors. Under the proposed amendment, the total number of shares of Common Stock authorized for issuance would be increased by 1,000,000 shares. Of the additional pool of 1,000,000 shares, 940,000 would be eligible for issuance under options to employees and officers and 60,000 would be eligible for issuance under options granted to the Outside Directors. The maximum number of shares under options that may be granted to an employee or officer under the 1996 Plan during any fiscal year is 500,000 shares. The number of options that may be granted under the 1996 Plan, and the number of shares subject thereto and exercise prices of outstanding options, will be adjusted to reflect any change in the capitalization of the Company.

         Options that may be awarded to employees and officers ("Employee Options") may be: (i) options that are intended to qualify as incentive stock options ("ISOs") under Section 422 of the Internal Revenue Code (the "Code");
(ii) options that are not intended to qualify under Section 422 of the Code ("NSOs"); or (iii) both of the foregoing, if granted separately and not in tandem. The 1996 Plan provides that in the case of ISOs, the aggregate fair market value of the shares with respect to which ISOs are exercisable for the first time by a participant under the 1996 Plan during any calendar year (under all plans taken into account pursuant to Section 422(d) of the Code) shall not exceed $100,000. NSOs may be granted to any 1996 Plan participant without regard to the Section 422(d) limitations.

         Administration. The 1996 Plan will be administered by the Compensation Committee or any other committee (the "Committee") of the Board of Directors that is composed solely of Board members who are both "non-employee directors" as defined in Rule 16b-3 under the Securities Exchange Act of 1934 and "outside directors" as defined in Section 162(m) of the Code. The Committee has complete authority to: (i) interpret all terms and provisions of the 1996 Plan consistent with law; (ii) select from the officers and employees of the Company and its subsidiaries the persons to whom Employee Options shall be granted; (iii) within the limits established in the 1996 Plan, determine the number of shares of

Common Stock to be subject to, the exercise price of, and the term of, each Employee Option; (iv) prescribe the form of instruments evidencing options; (v) determine the time or times at which Employee Options shall be granted; (vi) make special grants of Employee Options to officers or employees when determined to be appropriate; (vii) provide, if appropriate, for the exercisability of Employee Options granted to officers or employees in installments or subject to specified conditions; (viii) determine the method of exercise of Employee Options; (ix) adopt, amend and rescind general and special rules and regulations for the 1996 Plan's administration; and (x) make all other determinations necessary or advisable for the administration of the 1996 Plan.

         The Committee may designate selected Board or Committee members or certain employees of the Company to assist the Committee in the administration of the 1996 Plan and may grant authority to such persons to execute documents, including options, on behalf of the Committee, subject to certain limitations. The 1996 Plan provides that no member of the Board or Committee or employee of the Company assisting the Board or Committee in connection with the 1996 Plan shall be liable for any action taken or determination made in good faith. Further, the 1996 Plan provides that such persons shall be indemnified by the Company against all liability (including reasonable expenses and amounts paid as settlement or in satisfaction of a judgment) that results from any action taken or failure to act in connection with the 1996 Plan or any option. However, such indemnification does not extend to matters involving gross negligence or misconduct.

         Eligibility and Criteria for Employee Grants. Employee Options under the 1996 Plan may be granted to officers and employees of the Company and its subsidiaries who are selected by the Committee. Members of the Company's Board who are also officers or employees of the Company are also eligible to receive Employee Options. The 1996 Plan formerly limited eligibility for Employee Options to officers and "key" employees, but the Committee believes it is appropriate to expand the definition of eligible participants to include all employees of the Company and its subsidiaries. In making any determination as to the officers and employees to whom Employee Options shall be granted under the 1996 Plan, the Committee must take into account the level and responsibility of the person's position, the level of the person's performance, the person's level of compensation, the assessed potential of the person and such additional factors as the Committee deems relevant to the accomplishment of the purposes of the 1996 Plan. All employees of the Company and its subsidiaries (approximately 250 persons as of the date of this Proxy Statement), are eligible for selection to receive Employee Options under the 1996 Plan as amended.

         Option Awards to Outside Directors. The 1996 Plan provides that Outside Directors be granted, upon initially joining the Board, options to purchase 5,000 shares of Common Stock at the fair market value of the shares under the 1996 Plan on the date of issuance. Outside Directors who were serving on June 25, 1996, the date the 1996 Plan was originally adopted, also received this one-time grant of options to purchase 5,000 shares of Common Stock. The 1996 Plan further provides for awards of options to purchase 5,000 shares of Common Stock on each January 5 after the adoption of the 1996 Plan if the average daily value of a share of Common Stock for the immediately preceding month of December is ten percent greater than the average daily value of a share for the month of December of the immediately prior year. To date, awards have been payable under this formula once, as of January 5, 2000, based on the increase in the Company's stock price in 1999 over 1998. In the event that the total exercise price of such options for 5,000 shares exceeds $100,000, the number of shares purchasable under such option are to be reduced so that the total exercise price of the options granted equals $100,000, and in the event that the number of shares authorized under the 1996 Plan are not sufficient to make an award to an Outside Director on any date, options for the remaining authorized shares shall be awarded pro rata to the Outside Directors then entitled to receive such options. All of the foregoing options awarded or to be awarded to Outside Directors under the 1996 Plan become exercisable over a period of four years, with 20% of the amount awarded being exercisable on the date of grant and an additional 20% becoming exercisable on each of the next four anniversaries.

         Terms of Options. The 1996 Plan generally provides that Employee Options are exercisable at such time and upon such conditions as may be determined by the Committee at the time of grant, except that the term of such Options may not exceed 10 years (or 5 years for ISOs awarded to certain 10% stockholders) from the date of grant. Options granted to Outside Directors under the 1996 Plan are exercisable in the 10-year period subsequent to the date of grant. To the extent that any options are subject to vesting requirements, the 1996 Plan also provides that such vesting requirements shall be eliminated immediately in the event of any change of control of the Company (as defined in the 1996 Plan) so that all options will thereafter become immediately available at their stated exercise prices.

         Transferability of Options. In general, Options granted under the 1996 Plan may not be transferred except by will, by the laws of descent and distribution, or pursuant to certain qualified domestic relations orders. In the case of ISOs, such options may not be transferred other than by will or the laws of descent and distribution and during the optionee's lifetime may be exercised only by the optionee. In no event may an option be exercised after the expiration of its fixed term.

         Exercise Price of Options. The price per share at which Employee Options may be exercised is determined by the Committee at the time of grant taking into account, in each case, the market price of the Common Stock, the level and responsibility of the person's position, the level of the person's performance, the person's level of compensation, the assessed potential of the person, and such additional factors as the Committee deems relevant to the accomplishment of the purposes of the 1996 Plan. However, the exercise price per share of Employee Options may not be less than 100% of the fair market value of the Common Stock on the date of grant. In the case of ISOs, the price per share shall not be less than 100% (or 110% for certain 10% stockholders) of the fair market value of the Common Stock at the time such option is granted. The exercise price of options granted to Outside Directors under the 1996 Plan is fair market value on the date of grant. "Fair market value" is generally defined as the average of the high and the low sales prices per share on the date the Committee grants the option.

         No Repricing of Options Permitted. The 1996 Plan provides that the Committee may not lower the exercise price on any outstanding options or grant options to any holder of outstanding options either conditioned upon or under any arrangement contemplating the voluntary surrender by such holder of any outstanding options granted under the 1996 Plan.

         Method of Exercise of Options. To exercise an option granted under the 1996 Plan, the optionee must deliver written notice to the Company, tender payment in full of the exercise price for the shares for which the option is exercised and comply with such other reasonable requirements as the Committee may establish. Payment may be made in cash, or, in the discretion of the Committee, in shares of the Common Stock or a combination of cash and shares of Common Stock, the total market value of which equals the total option price of the shares with respect to which the option is being exercised. The Committee may determine, in the exercise of its discretion, to (i) grant such optionee permission to pay the exercise price in installments or (ii) grant such optionee permission to pay the exercise price by delivering for cancellation Options having an aggregate value (calculated by subtracting the exercise price per share from the fair market value of a share of Common Stock) equal to the total amount of the exercise price. An option may be exercised for any lesser number of shares than the full amount for which it could be exercised.

         Termination of Employment. In general, options terminate on the date the optionee ceases to be an employee of the Company (or for options granted to Outside Directors, on the date the optionee ceases to be a director). However, if an optionee dies, becomes permanently or totally disabled while in the employment of the Company, resigns or retires with the consent of the Company, or employment is terminated by the Company without "cause" (as defined in the 1996 Plan), the 1996 Plan provides certain additional time for exercise of the options. The Committee may establish the same or other restrictions with respect to NSOs, and may grant NSOs without any such restrictions. In general, unvested stock awards terminate upon the holder's ceasing to be an officer, employee or director of the Company, as the case may be.

         Amendment of Plan and Options. Except for certain amendments relating to options to be awarded to the Outside Directors, in general, the Committee may, at any time, suspend, amend or terminate the 1996 Plan. However, amendments that would: (i) materially increase the benefits accruing to participants, (ii) increase the number of securities issuable under the 1996 Plan, (iii) change the class or classes of individuals eligible to receive options or stock awards, or (iv) otherwise materially modify the requirements for eligibility, may not be effected without the approval of the stockholders. The Committee may also amend the terms and conditions of any outstanding Employee Option. However, no action may be taken that would alter or impair any rights or obligations under any outstanding Employee Option without the consent of the holder thereof.

         Effective Date; Duration. The 1996 Plan became effective on June 25, 1996, and unless previously terminated by the Board or Committee, the 1996 Plan will terminate at the close of business on June 25, 2006.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

         Nonstatutory Options. No taxable income is recognized by an optionee upon the grant of an NSO. The optionee generally will recognize ordinary income in the year in which the option is exercised equal to the excess of the fair market value of the purchased shares at the date of exercise over the exercise price, and the optionee will be required to satisfy the tax withholding requirements applicable to such income, which the optionee may satisfy, if permitted by the Committee in its discretion, by having the Company withhold shares from the shares otherwise due or by delivering a sufficient number of previously owned shares of the Company's Common Stock to the Company. On ultimate sale of the shares, the optionee will generally recognize as capital gain or loss the difference between the fair market value on the date of exercise and the ultimate sales price.

         Incentive Stock Options. No taxable income is recognized by the optionee at the time of the grant of an ISO and, except in determining alternative minimum tax, no taxable income is recognized at the time the ISO is exercised. The optionee will, however, recognize taxable income or loss in the year in which the purchased shares are sold or otherwise made the subject of disposition.

         For federal tax purposes, dispositions of ISOs are divided into two categories: qualifying and disqualifying. The optionee will make a qualifying disposition of the purchased shares if the sale or other taxable disposition of such shares is made more than two years after the grant date of the option and more than one year after the exercise date. If the optionee fails to satisfy either of these two holding periods prior to the sale or other disposition of the purchased shares, then a disqualifying disposition will result.

         Upon a qualifying disposition of the shares, the optionee generally will recognize long-term gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition over (ii) the option price paid for the shares. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of the shares at the date of exercise (or, if lower, the fair market value of the shares on the date of disposition) over
(ii) the option price paid therefor will be taxable as ordinary income. Any additional gain recognized upon the disposition will be a capital gain, and such gain will be long-term if the shares have been held for more than one year following exercise of the option.

         Alternative Minimum Tax. The difference between fair market value of shares subject to an ISO on the date of exercise and the exercise price of such shares is an adjustment to income for purposes of the alternative minimum tax (the "AMT"). The AMT (imposed to the extent it exceeds the taxpayer's regular tax) is 26% of an individual taxpayer's alternative minimum taxable income (28% in the case of alternative minimum taxable income in excess of $175,000). Alternative minimum taxable income is determined by adjusting regular taxable income for certain items, increasing that income by certain tax preference items (including the difference between the fair market value of the shares subject to the ISO on the date of exercise and the exercise price) and reducing this amount by the applicable exemption amount ($45,000 in case of a joint return, subject to reduction under certain circumstances). If a disqualifying disposition of the shares subject to an ISO occurs in the same calendar year as exercise of the ISO, there is no AMT adjustment with respect to those shares. Also, upon a sale of such shares that is a qualifying disposition, alternative minimum taxable income is reduced in the year of sale by the excess of the fair market value of the shares subject to the ISO at exercise over the amount paid for such shares.

         Deduction to the Company. The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee in connection with the exercise of an NSO. The deduction generally will be allowed for the taxable year of the Company in which occurs the last day of the calendar year in which the optionee recognizes ordinary income in connection with such exercise.

         If the optionee makes a disqualifying disposition of the shares purchased on exercise of an ISO, then the Company will be entitled to an income tax deduction for the taxable year in which such disposition occurs, equal to the amount which is taxable to the employee as ordinary income. In no other instance will the Company be allowed a deduction with respect to the optionee's disposition of the shares purchased upon exercise of an ISO.

         The affirmative vote of a majority of the outstanding shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote is required to approve the amendment to the 1996 Plan.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" APPROVAL OF THE AMENDMENT OF THE 1996 PLAN. PROXIES, UNLESS INDICATED TO THE CONTRARY, WILL BE VOTED "FOR" APPROVAL OF THE AMENDMENT OF THE 1996 PLAN.


                                   PROPOSAL 4
             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

         The Board of Directors of the Company, upon the recommendation of the Audit Committee, has appointed the firm of PricewaterhouseCoopers LLP to serve as independent accountants of the Company for the year ending December 31, 2000, subject to ratification of this appointment by the stockholders of the Company. PricewaterhouseCoopers LLP has served as the Company's (and its predecessor's) independent accountants for nine years and is considered by management of the Company to be well qualified.

         One or more representatives of PricewaterhouseCoopers LLP will be present at this year's Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

         Ratification of the appointment of the independent accountants requires the affirmative vote of a majority of the shares of Common Stock of the Company represented in person or by proxy at the Annual Meeting and entitled to vote. If the stockholders should not ratify the appointment of PricewaterhouseCoopers LLP, the Board of Directors will reconsider the appointment.

RECOMMENDATION OF THE BOARD OF DIRECTORS

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS. PROXIES, UNLESS INDICATED TO THE CONTRARY, WILL BE VOTED "FOR" RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS.

                             STOCKHOLDERS' PROPOSALS

         Stockholders' proposals intended for inclusion in the Company's proxy statement and the form of the proxy for the Annual Meeting in 2001 should be sent by certified mail, return receipt requested, and must be received by the Company at its principal executive offices (Attention: General Counsel) by January 19, 2001. Such proposals may be made only by persons who are stockholders, beneficially or of record, on the date the proposal is submitted and who continue in such capacity through the meeting date, of at least 1% or $1,000 in market value of securities entitled to be voted at the meeting, and have held such securities for at least one year. In addition, the Company's Bylaws prescribe the procedure a stockholder must follow to make nominations for director candidates or to propose any business to be considered at an annual meeting. Stockholder nominations for director or other proposals will be considered at an annual meeting if the stockholder delivers to the Secretary of the Company at its principal executive offices, no less than 60 nor more than 90 days prior to the meeting (or in the event that public disclosure of the date of the annual meeting is first made less than 70 days in advance of the meeting date, no later than the close of business on the tenth day after public disclosure of the date of the annual meeting is made), a written notice setting forth the information specified in the Company's Bylaws. Any stockholder desiring a copy of the Company's Bylaws will be furnished one without charge upon written request to the Secretary of the Company at 5100 Goldleaf Circle, Suite 100, Los Angeles, California 90056.


                                 OTHER BUSINESS

         The Board of Directors is aware of no other matter that will be presented for action at the meeting. If any other matter requiring a vote of the stockholders properly comes before the meeting, the persons authorized under management proxies will vote and act according to their best judgment.


                                    FORM 10-K

         A copy of the Annual Report on Form 10-K for the year ended December 31, 1999, as filed with the Securities and Exchange Commission may be obtained upon request and without charge by writing:


                                    Elite Information Group, Inc.
                                    5100 Goldleaf Circle
                                    Suite 100
                                    Los Angeles, California 90056
                                    Attn:  Investor Relations

                                                                       EXHIBIT A



                       ELITE INFORMATION GROUP, INC. 2000
                          EMPLOYEE STOCK PURCHASE PLAN

                            (Effective July 1, 2000)

                                TABLE OF CONTENTS


                                                                           Page
                                                                           ----

ARTICLE I BACKGROUND.........................................................3

1.1      Establishment of the Plan...........................................3
1.2      Applicability of the Plan...........................................3
1.3      Purpose.............................................................3

ARTICLE II DEFINITIONS.......................................................3

2.1      Administrator.......................................................3
2.2      Beneficiary.........................................................3
2.3      Board...............................................................3
2.4      Code................................................................4
2.5      Committee...........................................................4
2.6      Common Stock........................................................4
2.7      Company.............................................................4
2.8      Compensation........................................................4
2.9      Date of Grant.......................................................4
2.10     Employee............................................................4
2.11     Employer............................................................4
2.12     Exercise Date.......................................................4
2.13     Fair Market Value...................................................4
2.14     Option..............................................................5
2.15     Option Period.......................................................5
2.16     Option Price........................................................5
2.17     Participant.........................................................5
2.18     Plan................................................................5
2.19     Request for Participation Form, or Request Form.....................5
2.20     Subsidiary..........................................................5

ARTICLE III ELIGIBILITY AND PARTICIPATION....................................5

3.1      Eligibility.........................................................5
3.2      Leave of Absence....................................................6
3.3      Participation.......................................................6

ARTICLE IV STOCK AVAILABLE...................................................6

4.1      In General..........................................................6
4.2      Adjustment In Event of Changes In Capitalization....................6
4.3      Shares Unavailable..................................................6

ARTICLE V OPTION PROVISIONS..................................................7

5.1      Option Price........................................................7
5.2      Calendar Year $25,000 Limit.........................................7

ARTICLE VI PURCHASING COMMON STOCK...........................................7

6.1      Deductions from Payroll, Bonuses, Commissions, etc..................7

6.2      Deduction Changes and Discontinuance................................7
6.3      Leave of Absence; Transfer to Ineligible Status.....................7
6.4      Participant's Account...............................................8
6.5      Automatic Exercise..................................................8
6.6      Issuance of Stock Certificates and Shareholder Rights...............8
6.7      Listing, Registration, and Qualification of Shares..................8

ARTICLE VII WITHDRAWAL OF DEDUCTIONS; TERMINATION OF EMPLOYMENT..............9

7.1      Discontinuance of Deductions; Leave of Absence; Transfer to
           Ineligible Status.................................................9
7.2      Termination of Employment for Reasons Other Than Retirement,
           Disability, or Death..............................................9
7.3      Retirement or Disability............................................9
7.4      Death...............................................................9

ARTICLE VIII AMENDMENT AND TERMINATION......................................10

8.1      Amendment..........................................................10
8.2      Termination........................................................10

ARTICLE IX MISCELLANEOUS....................................................10

9.1      Shareholder Approval...............................................10
9.2      Employment Rights..................................................10
9.3      Tax Withholding....................................................10
9.4      Rights Not Transferable............................................11
9.5      Effect of Certain Transactions.....................................11
9.6      No Repurchase of Stock by Company..................................11
9.7      Governing Law......................................................11

                       ELITE INFORMATION GROUP, INC. 2000
                          EMPLOYEE STOCK PURCHASE PLAN

                            (Effective July 1, 2000)


                              ARTICLE I BACKGROUND

1.1      Establishment of the Plan.

         Elite Information Group, Inc. (the "Company") hereby establishes a stock purchase plan, to be known as the "ELITE INFORMATION GROUP, INC. 2000 EMPLOYEE STOCK PURCHASE PLAN" (the "Plan"), effective for a five year period commencing July 1, 2000, unless earlier terminated as provided in this document. The Plan is intended to be an employee stock purchase plan within the meaning of
Section 423 of the Internal Revenue Code of 1986, as amended, and the regulations and rulings thereunder.

1.2      Applicability of the Plan.

         The provisions of this Plan are applicable only to certain individuals who, on the first day of each Option Period (as defined hereafter), are employees of the Company and its participating subsidiaries.

1.3      Purpose.

         The purpose of the Plan is to enhance the proprietary interest among the employees of the Company and its participating subsidiaries through ownership of Common Stock of the Company.

                             ARTICLE II DEFINITIONS

         Whenever capitalized in this document, the following terms shall have the respective meanings set forth below.

2.1      Administrator.

         Administrator shall mean the person (who may be an officer or employee of the Company) selected by the Committee to operate the Plan, perform day-to-day administration of the Plan, and maintain records of the Plan.

2.2      Beneficiary.

         Beneficiary shall mean that person so designated by the Participant on a Request Form delivered to the Company's Human Resources Department. In the event that no validly designated Beneficiary is living at the time of a Participant's death, the estate of the Participant shall be deemed the Participant's Beneficiary.

2.3      Board.

         Board shall mean the board of directors of the Company.

2.4      Code.

         Code shall mean the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated thereunder.

2.5      Committee.

         Committee shall mean a committee which consists of members of the Board and which has been designated by the Board to have the general responsibility for the administration of the Plan. Members of the Committee shall be chosen from among those Board members who are not eligible to participate in the Plan.

         Subject to the express provisions of the Plan, the Committee shall have plenary authority in its sole and absolute discretion to interpret and construe any and all provisions of the Plan, to adopt rules and regulations for administering the Plan, and to make all other determinations necessary or advisable for administering the Plan. The Committee's determinations on the foregoing matters shall be conclusive.

2.6      Common Stock.

         Common Stock shall mean Common Stock of the Company.

2.7      Company.

         Company shall mean Elite Information Group, Inc.

2.8      Compensation.

         Compensation shall mean, for any Participant for any payroll period, the Participant's compensation which is subject to an election to defer under the Elite Information Group, Inc. 401(k) Plan.

2.9      Date of Grant.

         Date of Grant shall mean the first day of each Option Period.

2.10     Employee.

         Employee shall mean an employee of an Employer.

2.11     Employer.

         Employer shall mean the Company and any Subsidiary designated by the Committee as an employer participating in the Plan.

2.12     Exercise Date.

         Exercise Date shall mean the final day of each Option Period.

2.13     Fair Market Value.

         Fair Market Value of a share of Common Stock for each Option Period shall mean the closing price of the Company's Common Stock on the NASDAQ National Market System as of the last business day for which prices are available prior to the Date of Grant.

2.14     Option.

         Option shall mean a right to purchase Common Stock under the Plan.

2.15     Option Period.

         Option Period shall mean the period extending from the first day through the final day of each calendar quarter that the Plan is in effect. The Plan may terminate during an Option Period as provided in section 8.2.

2.16     Option Price.

         Option Price for each Option Period shall mean the purchase price of Common Stock determined under section 5.1.

2.17     Participant.

         Participant shall mean any eligible Employee who has elected to participate in the Plan under section 3.3.

2.18     Plan.

         Plan shall mean the Elite Information Group, Inc. 2000 Employee Stock Purchase Plan, as amended and in effect from time to time.

2.19     Request for Participation Form, or Request Form.

         Request for Participation Form, or Request Form, shall mean an Employee's payroll deduction authorization form, containing such terms and provisions as may be required by the Administrator for each Option Period.

2.20     Subsidiary.

         Subsidiary shall mean any present or future corporation which is a "subsidiary corporation" of the Company as defined in Code section 424.

         Except when otherwise indicated by the context, the definition of any term herein in the singular may also include the plural.

                   ARTICLE III ELIGIBILITY AND PARTICIPATION

3.1      Eligibility.

         Each Employee whose most recent date of hire by an Employer is on or before the 15th day of the month immediately prior to the Date of Grant of an Option Period, who is actively employed by an Employer on the first day of the Option Period, and who is a regular Employee customarily scheduled to work at least 20 hours each week shall be eligible to participate in the Plan for such Option Period.

         Notwithstanding the foregoing, no Employee shall be eligible to participate during any Option Period if, immediately after the Date of Grant for such Option Period, such Employee would own stock, within the meaning of Section 423(b)(3) of the Code, possessing five percent or more of the total combined voting power or value of all classes of stock of the Company. For purposes of this section, the attribution rules of Code section 424(d) shall apply in determining stock ownership of any Employee.

3.2      Leave of Absence.

         For purposes of section 3.1, an individual on a leave of absence from an Employer shall be deemed to be an Employee for the first 90 days of such leave. For the purpose of the Plan only, such individual's employment with the Employer shall be deemed to have terminated at the close of business on the ninetieth day of such leave, unless the individual shall have returned to regular employment with an Employer prior to the close of business on such ninetieth day. Termination of any individual's leave of absence by an Employer, other than on account of a return to employment with an Employer, shall be deemed to terminate an individual's employment with the Employer for all purposes of the Plan.

3.3      Participation.

         An employee eligible to participate in the Plan for an Option Period may become a Participant in the Plan by completing and forwarding a Request Form to the Human Resources Department of the Company by the date established by the Committee. A new Request Form must be completed and forwarded to the Human Resources Department for each Option Period that an eligible employee elects to participate in the Plan. The Request Form shall authorize a regular payroll deduction, as defined in section 6.1, from the Employee's Compensation during the Option Period.

                           ARTICLE IV STOCK AVAILABLE

4.1      In General.

         Subject to adjustment as provided in section 4.2, an aggregate of 1,000,000 shares of Common Stock shall be available for purchase pursuant to the provisions of the Plan. The shares may be authorized and unissued shares or may be shares issued and subsequently acquired by the Company. If an Option under the Plan expires or terminates for any reason without having been exercised in whole or in part, the shares subject to such Option that are not purchased shall again be available for subsequent Option grants under the Plan.

4.2      Adjustment In Event of Changes In Capitalization.

         The aggregate number of shares of Stock reserved for purchase under the Plan, as provided in Section 4.1, and the calculation of the Option Price per share for Options granted but not yet exercised, shall be appropriately adjusted to reflect any increase or decrease in the number of issued shares of Common Stock resulting from a stock dividend, stock split, or combination of shares, recapitalization or other change in the Company's capitalization, or other distribution with respect to holders of the Company's Common Stock other than normal cash dividends. Such adjustment in outstanding Options shall be made without change in the total price applicable to the unexercised portion of such Options, and with a corresponding adjustment in the Option Price per share.

4.3      Shares Unavailable.

         If, on any Exercise Date, the aggregate funds available for the purchase of Stock would purchase a number of shares in excess of the number of shares then available for purchase under the Plan pursuant to Section 4.1, the following events shall occur:

         (a) The number of shares that would otherwise be purchased by each Participant shall be proportionately reduced on the Exercise Date in order to eliminate such excess;

         (b) The Plan shall automatically terminate immediately after the Exercise Date as of which the supply of available shares is exhausted; and

         (c) Any cash balance remaining in each of the Participants' accounts shall be refunded promptly, without interest.

                          ARTICLE V OPTION PROVISIONS

5.1      Option Price.

         The Option Price of Common Stock purchased for a Participant on the Exercise Date of an Option Period shall be set by the Committee at the lesser of:

         (a) 85 percent of the closing price of the Common Stock on the NASDAQ National Market System on the Date of Grant of the Option Period or on the nearest prior business day on which trading occurred on the NASDAQ National Market System; or

         (b) 85 percent of the closing price of the Common Stock on the NASDAQ National Market System on the Exercise Date of the Option Period or on the nearest prior business day on which trading occurred on the NASDAQ National Market System.

5.2      Calendar Year $25,000 Limit.

         Notwithstanding anything else contained herein, no Employee may be granted an Option which permits such Employee, during any calendar year, to purchase Common Stock under this Plan, and any other qualified employee stock purchase plan (within the meaning of Code section 423) of the Company and its Subsidiaries, having an aggregate Fair Market Value, determined at the time of each Date of Grant during such calendar year, of more than $25,000.

                       ARTICLE VI PURCHASING COMMON STOCK

6.1      Deductions from Payroll, Bonuses, Commissions, etc.

         For each Option Period, an Employee eligible to participate in the Plan under section 3.1 may elect to participate by submitting a Request Form, in accordance with rules adopted by the Committee, authorizing a payroll deduction of any whole percentage from 1 percent to 10 percent of such Employee's Compensation payable each pay period, and at any other time an element of Compensation is payable; provided, however, that a Participant's payroll deduction shall be at least ten dollars each month or five dollars each payroll period.

6.2      Deduction Changes and Discontinuance.

         A Participant may not increase or decrease his or her payroll deduction under section 6.1 during any Option Period.

         A Participant may completely discontinue his or her payroll deduction at any time, by filing a new Request Form with the Company's Human Resources Department. This discontinuance shall be effective on the first pay period commencing at least 25 days after receipt of the Request Form by the Company's Human Resources Department.

6.3      Leave of Absence; Transfer to Ineligible Status.

         If a Participant either goes on a leave of absence, is transferred to employment with a Subsidiary not participating in the Plan, or remains employed with an Employer but is not customarily scheduled to work at least 20 hours each week, such Participant shall no longer be eligible for payroll deductions under the Plan. Such Participant shall have the right to elect

         (a)      to withdraw the balance in his or her account under section
                  7.1; or

         (b) to discontinue payroll deductions under the Plan but remain a Participant in the Plan.

         If the Participant returns from such leave of absence before being deemed to have ceased employment with the Employer under section 3.2, or again becomes a full-time Employee of an Employer customarily scheduled to work at least 20 hours each week, his or her payroll deductions shall automatically recommence at the percentage level in effect immediately before the leave of absence or disqualifying change in employment status (as applicable).

6.4      Participant's Account.

         The Administrator shall establish an account in the name of each Participant. A Participant's payroll deductions, as described above, shall be credited to the Participant's account, without interest, until withdrawn, distributed, or used to purchase Common Stock as described below.

         All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate these payroll deductions.

6.5      Automatic Exercise.

         Unless a Participant's account is distributed in cash as hereinafter provided, his or her Option shall be deemed to have been exercised automatically on the Exercise Date of the Option Period for the purchase of the number of whole shares of Common Stock which the accumulated payroll deductions in such Participant's account at that time will purchase at the Option Price.

         Fractional shares shall not be issued or purchased under the Plan. If a Participant has elected to participate in the Plan for the following Option Period, any accumulated payroll deductions that would have been used to purchase a fractional share shall be applied to such Participant's account for the following Option Period. Otherwise, any remaining funds will be returned to the Participant (or Beneficiary, as appropriate) without interest.

         Sixty days after the Exercise Date of each Option Period, each Participant participating in the Plan for such Option Period (or Beneficiary, as appropriate) shall receive a statement indicating the number of shares purchased for such Participant for such Option Period.

6.6      Issuance of Stock Certificates and Shareholder Rights.

         As soon as practicable after the Exercise Date of an Option Period, the Administrator shall cause Common Stock certificates representing the number of whole shares purchased for each Participant (or Beneficiary, as appropriate) to be issued to an account established in the name of such Participant (or Beneficiary, as appropriate) with a securities brokerage firm designated by the Administrator. As soon as practicable thereafter, the Administrator shall notify, or cause such securities brokerage firm to notify, each Participant of the number of shares of Common Stock held in such account and of the appropriate account information. None of the rights or privileges of a shareholder of the Company shall exist with respect to Common Stock purchased under the Plan unless and until the shares of Common Stock have been issued by the Company and either the Participant has become the beneficial owner of the Common Stock on the records of the securities brokerage firm or the Participant has become the record owner of the Common Stock.

6.7      Listing, Registration, and Qualification of Shares.

         The granting of Options for, and the sale and delivery of, Common Stock under the Plan, shall be subject to the effecting by the Company of any listing, registration, or qualification of the shares subject to that Option upon any securities exchange or under any federal or state law, or the obtaining of the consent or approval of any governmental regulatory body that the Committee deems necessary or desirable for the issue or purchase of the shares covered.

         ARTICLE VII WITHDRAWAL OF DEDUCTIONS;TERMINATION OF EMPLOYMENT



7.1      Discontinuance of Deductions; Leave of Absence; Transfer to Ineligible
         Status.

         In the event of a Participant's complete discontinuance of payroll deductions under section 6.2 or a Participant's leave of absence or transfer to an ineligible status under section 6.3, the balance in the Participant's account shall be:

         (a) returned to the Participant, in cash, without interest, as soon as practicable, upon the Participant's written request received by the Company's Human Resources Department no later than the 15th day of the final calendar month of the current Option Period; or

         (b) held under the Plan and used to purchase Common Stock for the Participant under the automatic exercise provisions of section 6.5.

7.2 Termination of Employment for Reasons Other Than Retirement, Disability, or Death.

         If a Participant terminates employment with the Company and the Subsidiaries for reasons other than retirement (voluntary termination of employment with the Company and the Subsidiaries on or after age 65), disability as determined under the Company's long-term disability plan, or death, the balance in the Participant's account shall be returned to the Participant in cash, without interest, as soon as practicable.

7.3      Retirement or Disability.

         In the event a Participant terminates employment with the Company and the Subsidiaries by reason of retirement (as defined in section 7.2) or disability as determined under the Company's long-term disability plan, the balance in such Participant's account shall be:

         (a) returned to the Participant, in cash, without interest, as soon as practicable, upon written request by the Participant received by the Company's Human Resources Department no later than the 15th day of the final calendar month of the current Option Period; or

         (b) held under the Plan and used to purchase Common Stock for the Participant under the automatic exercise provisions of section 6.5.

7.4      Death.

         In the event a Participant dies, the balance in such Participant's account shall be:

         (a) distributed to the Participant's Beneficiary, in cash, without interest, as soon as practicable, upon written request by the Beneficiary received by the Company's Human Resources Department no later than the 15th day of the final calendar month of the current Option Period; or

         (b) held under the Plan and used to purchase Common Stock for the Beneficiary under the automatic exercise provisions of section 6.5.

                     ARTICLE VIII AMENDMENT AND TERMINATION

8.1      Amendment.

         The Committee shall have the right to amend or modify the Plan, in full or in part, at any time and from time to time; provided, however, that no amendment or modification shall:

         (a) affect any right or obligation with respect to any grant theretofore made, unless required by law, or

         (b) unless previously approved by the stockholders of the Company, where such approval is necessary to satisfy then applicable requirements of federal securities laws, the Code, or rules of any stock exchange on which the Company's Common Stock is listed,

                  (i) in any manner materially affect the eligibility requirements set forth in sections 3.1 and 3.2,

                  (ii) materially increase the number of shares of Common Stock subject to any Options issued to Participants (except as provided in section 4.2), or

                  (iii) materially increase the benefits to Participants under the Plan.

8.2      Termination.

         The Committee may terminate the Plan at any time in its sole and absolute discretion. Upon termination of the Plan, the Administrator shall give notice thereof to Participants and shall terminate all payroll deductions. Cash balances in Participants' accounts shall be refunded promptly, without interest.

                            ARTICLE IX MISCELLANEOUS

9.1      Shareholder Approval.

         The Plan shall be approved and ratified by the stockholders of the Company, not later than 12 months after the Plan is approved by the Board of Directors, pursuant to Treasury regulation section 1.423-2(c). If for any reason such approval is not given by such date, the Plan shall be null and void, all payroll deductions shall cease, and the balances in Participants' accounts shall be promptly distributed to them; provided, however, that any Common Stock certificates issued and delivered to Participants prior to such date shall remain the property of the Participants.

9.2      Employment Rights.

         Neither the establishment of the Plan, nor the grant of any Options thereunder, nor the exercise thereof shall be deemed to give to any Employee the right to be retained in the employ of the Company or any Subsidiary or to interfere with the right of the Company or any Subsidiary to discharge any Employee or otherwise modify the employment relationship at any time.

9.3      Tax Withholding.

         The Administrator shall be entitled to require any Participant to remit, through payroll withholding or otherwise, any tax that it determines it is so obligated to collect with respect to the issuance of Options or Common Stock hereunder, or the subsequent exercise of such Options or the sale or disposition of such Common Stock, and the Administrator shall institute such mechanisms as shall insure the collection of such taxes.

9.4      Rights Not Transferable.

         No Option granted under the Plan is assignable or transferable by any Participant, other than by will or the laws of descent and distribution. Options granted to a Participant are only exercisable, during such Participant's lifetime, by that Participant. A Participant's unexercised Options, in the event that a Participant dies, shall be treated pursuant to the provisions of Section 7.4.

9.5      Effect of Certain Transactions.

         Subject to any required action by the stockholders, if the Company shall be the surviving or resulting corporation in any merger or consolidation, or if the Company shall be merged for the purpose of changing the jurisdiction of its incorporation, any Options granted hereunder shall pertain to and apply to the shares of stock of the Company or the survivor. However, in the event of a dissolution or liquidation of the Company, or of a merger or consolidation in which the Company is not the surviving or resulting corporation, the Plan and any Offering hereunder shall terminate upon the effective date of such dissolution, liquidation, merger or consolidation, and the balance then standing to the credit of each Participant in his or her account shall be refunded promptly, without interest.

9.6      No Repurchase of Stock by Company.

         The Company is under no obligation to repurchase from any Participant any shares of Common Stock acquired under the Plan.

9.7      Governing Law.

         The Plan shall be governed by and construed in accordance with the laws of the State of California except to the extent such laws are preempted by the laws of the United States.

                                                                       EXHIBIT B



                          ELITE INFORMATION GROUP, INC.

                              AMENDED AND RESTATED

                             1996 STOCK OPTION PLAN



1.       PURPOSE

         The purpose of the Elite Information Group, Inc. 1996 Stock Option Plan (formerly known as the Broadway & Seymour, Inc. 1996 Stock Option Plan) (the "Plan") is to promote the growth and profitability of Elite Information Group, Inc. (the "Company") and its subsidiaries ("Subsidiaries") from time to time by increasing the personal participation of officers, employees and directors in the financial performance of the Company, by enabling the Company to attract and retain officers, employees and directors of outstanding competence and by providing such officers, employees and directors with an equity opportunity in the Company. This purpose will be achieved through the grant of stock options ("Options") to purchase shares of common stock of the Company, no par value per share (the "Common Stock") subject to such restrictions as the administrators of the Plan may determine.

2.       ADMINISTRATION

         The Plan will be administered by the Company's Board of Directors (the "Board"); provided, however, that if the Board includes members who are not "non-employee directors" (as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, or any applicable successor rule or regulation ("Rule 16b-3")) or "outside directors" (as defined in Section 162(m) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder ("Section 162(m)")), then all authority of the Board under the Plan shall be exercised by a committee of the Board (the "Committee") composed solely of members thereof who are both "non-employee directors" and "outside directors" (as so defined).

         The Board or Committee shall have complete authority to: (i) interpret all terms and provisions of the Plan consistent with law; (ii) select from the group of officers and employees eligible to participate in the Plan the officers and employees to whom Options shall be granted; (iii) within the limits established herein, determine the number of shares to be subject to, the exercise price of, and the term of each Option, granted to each of such officers and employees; (iv) prescribe the form of instrument(s) evidencing Options granted under this Plan; (v) determine the time or times at which Options shall be granted to officers or employees; (vi) make special grants of Options to officers or employees when determined to be appropriate; (vii) provide, if appropriate, for the exercisability of Options granted to officers or employees in installments or subject to specified conditions; (viii) determine the method of exercise of Options granted to officers or employees under the Plan; (ix) adopt, amend and rescind general and special rules and regulations for the Plan's administration; and (x) make all other determinations necessary or advisable for the administration of this Plan.

         Any action which the Board or Committee is authorized to take may be taken without a meeting if all the members of the Board or Committee sign a written document authorizing such action to be taken, unless different provision is made by the By-Laws of the Company or by resolution of the Board or Committee.

         The Board or Committee may designate selected Board or Committee members or certain employees of the Company to assist the Board or Committee in the administration of the Plan and may grant authority to such persons to execute documents, including Options, on behalf of the Board or Committee, subject in each such case to the requirements of Rule 16b-3.

         No member of the Board or Committee or employee of the Company assisting the Board or Committee pursuant to the preceding paragraph shall be liable for any action taken or determination made in good faith.

3.       STOCK SUBJECT TO PLAN

         The stock to be offered under this Plan shall be authorized but unissued shares of Common Stock, shares of Common Stock previously issued and thereafter acquired by the Company, or any combination thereof. An aggregate of 1,875,000 shares of Common Stock are reserved for Option grants under this Plan, of which an aggregate of 1,765,000 shares may be the subject of Options granted under Section 4 hereof and an aggregate of 110,000 shares may be the subject of Options granted under Section 5 hereof. Any or all of the Options granted under
Section 4 hereof may, at the Board's or Committee's discretion, be intended to qualify as incentive stock options ("Incentive Stock Options") under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). The number of shares reserved under this Plan may be adjusted to reflect any change in the capitalization of the Company as contemplated by Section 10 hereof and occurring after the adoption of this Plan. The Board or Committee will maintain records showing the cumulative total of all shares subject to Options outstanding under this Plan.

4.       OPTIONS FOR OFFICERS AND EMPLOYEES

         a.       Eligibility and Factors to be Considered in Granting Options

         Options under this Section 4 may be granted to officers and employees of the Company or any of its Subsidiaries who are selected by the Board or Committee. Members of the Company's Board of Directors who are also officers or employees of the Company are eligible to receive Options under this Section 4. In making any determination as to the officer(s) and employee(s) to whom Options shall be granted under this Section 4 and as to the number of shares to be subject thereto, the Board or Committee shall take into account, in each case, the level and responsibility of the person's position, the level of the person's performance, the person's level of compensation, the assessed potential of the person and such additional factors as the Board or Committee shall deem relevant to the accomplishment of the purposes of the Plan.

         Options may be granted under this Section 4 only for a reason connected with an officer's or employee's employment by the Company or any Subsidiary.

         b.       Allotment of Shares

         The Board or Committee may, in its sole discretion and subject to the provisions of this Plan, grant to participants eligible under this Section 4, on or after the date hereof, Options to purchase shares of Common Stock. Options granted under this Section 4 may, at the discretion of the Board or Committee, be: (i) Options that are intended to qualify as Incentive Stock Options; or (ii) Options that are not intended to be Incentive Stock Options or (iii) both of the foregoing, if granted separately, and not in tandem. Each Option granted under this Plan must be clearly identified as to its status as an Incentive Stock Option or not.

         Options granted under this Section 4 may be allotted to participants in such amounts, subject to the limitations specified in this Plan, as the Board or Committee, in its sole discretion, may from time to time determine, provided that in any fiscal year no participant may be granted Options with respect to more than 500,000 shares of Common Stock.

         In the case of Options intended to be Incentive Stock Options, the aggregate fair market value (determined at the time of such Incentive Stock Options' respective grants) of the shares with respect to which Incentive Stock Options are exercisable for the first time by a participant hereunder during any calendar year (under all plans taken into account pursuant to Section 422(d) of the Code) shall not exceed $100,000. Options under this Section 4 not intended to qualify as Incentive Stock Options may be granted to any Plan participant without regard to the Section 422(d) limitations.

         c.       Time of Granting Options

         The date of grant of an Option under this Section 4 shall, for all purposes, be the date on which the Board or Committee makes the determination of granting such Option (each such date, a "Grant Date"). Notice of the determination shall be given to each officer or employee to whom an Option is so granted under this Section 4 within a reasonable time after the Grant Date for such Option.

         d.       Exercise Price for Options

         The price per share at which each Option granted under this Section 4 may be exercised shall be such price as shall be determined by the Board or Committee at the time of grant based on such criteria as may be adopted by the Board or Committee at the time of grant in good faith, taking into account, in each case, the market price of the Common Stock, the level and responsibility of the person's position, the level of the person's performance, the person's level of compensation, the assessed potential of the person, and such additional factors as the Board or Committee shall deem relevant to the accomplishment of the purposes of the Plan; provided, however, that in no event shall the exercise price per share of an Option be less than 100% of the fair market value of the Company's shares of Common Stock on the Grant Date for such Option. In the case of an Option intended to qualify as an Incentive Stock Option, the price per share shall not be less than 100% (or 110% for owners of more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary) of the fair market value of the Common Stock on the Grant Date for such Option.

         If the Company's shares of Common Stock are:

         (1) actively traded on any national securities exchange or NASDAQ system that reports their sales prices, fair market value shall be the average of the high and low sales prices per share on any Grant Date;

         (2) otherwise traded over the counter, fair market value shall be the average of the final bid and asked prices for the shares of Common Stock as reported for any Grant Date;

         (3) not traded, the Board or Committee shall consider any factor or factors that it believes affects fair market value, and shall determine fair market value without regard to any restriction other than a restriction that by its terms will never lapse.

         e.       Term of Options

         The term of each Option granted under this Section 4 shall be established by the Board or Committee, but shall not exceed 10 years (or 5 years for owners of more than 10% of the total combined voting power of all classes of stock of the Company or of a Subsidiary) from the Grant Date for such Option.

         f.       Repricing and Replacement of Options Prohibited

         Notwithstanding any other provision of the Plan, the Board or Committee may not lower the exercise price on any outstanding Options granted under this
Section 4 or grant Options to the holder of outstanding Options either conditioned upon or under an arrangement contemplating the voluntary surrender by such holder of any such outstanding Options granted under this Section 4.

5.       OPTIONS FOR DIRECTORS WHO ARE NEITHER OFFICERS NOR EMPLOYEES

         a.       Initial Director Options

         On June 25, 1996, each member of the Board of Directors who is not an officer or employee of the Company or any Subsidiary (an "Eligible Director") shall receive, as of such date, subject to subsequent approval of this Plan by the Company's stockholders to the extent required by Section 162(m) and the rules of the NASDAQ Stock Market, an option to purchase 5,000 shares of Common Stock, and thereafter upon the initial election of a member of the Board of Directors who is an Eligible Director such Eligible Director shall receive, on the date of such election, subject to subsequent approval of this Plan by the Company's stockholders to the extent required by Section 162(m) and the rules of the NASDAQ Stock Market, an option to purchase 5,000 shares of Common Stock.

         b.       Annual Director Options

         Subject to subsequent approval of this Plan by the Company's stockholders to the extent required by Section 162(m) and the rules of the NASDAQ Stock Market, on January 5 of each year following the adoption of this Plan the Company shall grant to each Eligible Director an Option to purchase 5,000 shares of Common Stock (subject to reduction as described below) if the average of the daily fair market value (as determined in accordance with Section 4(d)) of a share of Common Stock over the immediately preceding month of December is ten percent (10%) greater than the average of the daily fair market value (as determined in accordance with Section 4(d)) of a share of Common Stock over the month of December of the next preceding year. Notwithstanding the foregoing, if the product of the exercise price per share under such Option multiplied by 5,000 exceeds $100,000, then such Option shall be granted to purchase the number of shares of Common Stock equal to the quotient of $100,000 divided by the exercise price per share under such Option (rounded down to the nearest whole share).

         c.       Exercise Price

         Each Option granted pursuant to this Section 5 shall have an exercise price per share equal to the fair market value (as defined in Section 4(d)) of a share of Common Stock on the date of grant (the "Director Grant Date") or, if such date is not a business day, then on the next preceding business day.

         d.       Exercisability and Term

         Each Option granted pursuant to this Section 5 shall become exercisable as set forth below:

                                                 Aggregate Percentage of
                                                 Shares under such Option
                         Date                    Exercisable on such Date
                         ----                    ------------------------

                  Director Grant Date                       20%

                  First Anniversary of                      40%
                  Director Grant Date

                  Second Anniversary of                     60%
                  Director Grant Date

                  Third Anniversary of                      80%
                  Director Grant Date

                  Fourth Anniversary of                    100%
                  Director Grant Date

The term of each Option granted pursuant to this Section 5 shall be ten years from the Director Grant Date for such Option.

         e.       Insufficient Shares

         In the event that any award of options to Outside Directors as set forth in this Section 5 would exceed the remaining number of shares of Common Stock authorized for awards under this Section 5, then the amount of options to be awarded at such time shall be reduced to an amount equal to the quotient of the remaining shares authorized under this Section 5 divided by the number of Outside Directors then entitled to receive such award.

         f.       Repricing and Replacement of Options Prohibited

         Notwithstanding any other provision of the Plan, the Board or Committee may not lower the exercise price on any outstanding Options granted under this
Section 5 or grant Options to the holder of outstanding Options either conditioned upon or under an arrangement contemplating the voluntary surrender by such holder of any such outstanding Options granted under this Section 5.

6.       NON-TRANSFERABILITY

         An Option granted to a participant under this Plan shall not be transferable by him or her except: (i) by will; (ii) by the laws of descent and distribution; or (iii) pursuant to a qualified domestic relations order as defined by the Code or in Title I of the Employee Retirement Income Security Act, or the rules thereunder. In the case of an Option intended to be an Incentive Stock Option, such Option shall not be transferable by a participant other than by will or the laws of descent and distribution and during the optionee's lifetime shall be exercisable only by him or her.

7.       EXERCISABILITY OF OPTIONS

         Subject to the provisions of this Plan, Options granted under Section 4 hereof shall be exercisable at such time or times after the Grant Date for such Options according to such schedule and upon such conditions as may be determined by the Board or Committee at the time of grant, and an Option granted under
Section 5 hereof shall be exercisable in accordance with the provisions of
Section 5 hereof.

         Any Option granted under Section 5 of this Plan and, unless otherwise determined by the Board or the Committee at the time of grant or thereafter, any Option granted under Section 4 of this Plan, shall terminate in full (whether or not previously exercisable) prior to the expiration of its term on the date the optionee ceases to be a director of the Company or an employee of the Company or any Subsidiary of the Company, unless the optionee shall (a) die while a director of the Company or an employee of the Company or such Subsidiary, in which case the participant's legatee(s) under his or her last will or the participant's personal representative or representatives may exercise all or part of the previously unexercised portion of such Option at any time within one year, but not beyond the expiration of its term, after the participant's death to the extent the optionee could have exercised the Option immediately prior to his or her death or in the amount purchasable under the Option immediately after the death of the optionee, whichever is greater, (b) become permanently or totally disabled within the meaning of section 22(e)(3) of the Code (or any successor provision) while a director of the Company or an employee of the Company or such Subsidiary, in which case the participant or his or her personal representative may exercise the previously unexercised portion of such Option at any time within one year, but not beyond the expiration of its term, after termination of his or her employment or directorship to the extent the optionee could have exercised the Option immediately prior to such termination, or (c) resign or retire with the consent of the Company or have his or her employment with the Company or any Subsidiary terminated by the Company or any Subsidiary other than for cause (as defined below), in which case the participant may exercise the previously unexercised portion of such Option at any time within six months, but not beyond the expiration of its term, after the participant's resignation, retirement or employment termination to the extent the optionee could have exercised the Option immediately prior to such resignation, retirement or employment termination.

         For purposes of this Section 7, employment termination for "cause" means termination of employment by reason of gross misconduct as determined by the Board or Committee, which will include but not be limited to the following:
(i) the commission of dishonest acts involving the Company, (ii) disclosure of confidential information of the Company, (iii) obvious intoxication (whether due to alcohol, drugs or other substance abuse) on the job or possession of any alcoholic substance or illegal drugs on the premises of the Company or any Subsidiary, (iv) misuse of Company or Subsidiary assets (which shall include but be limited to cash, equipment, and/or other assets), (v) repeated disregard for the lawful policies of the Company as may be established from time to time and communicated to the employee, or (vi) any misconduct specified in any employment agreement to which the participant is a party that would justify the termination of such participant's employment with the Company or any Subsidiary "for cause."

         In no event may an Option be exercised after the expiration of its fixed term.

8.       METHOD OF EXERCISE

         Each Option granted under the Plan shall be deemed exercised when the holder (a) shall indicate the decision to do so in writing delivered to the Company, (b) shall at the same time tender to the Company payment in full of the exercise price for the shares for which the Option is exercised, which payment may be made in cash or, if permitted by the Committee or the Board in its sole discretion, in (i), shares of the Common Stock, the total market value of which equals the total option price of the shares with respect to which the option is being exercised, or (ii) any combination of cash and shares of the Common Stock, the total market value of which equals the total option price of the shares with respect to which the option is being exercised, and (c) shall comply with such other reasonable requirements as the Board or Committee may establish; provided that in order to enable an optionee (including but not limited to members of the Board and officers) to exercise options granted under this Plan, the Board or the Committee may determine, in the exercise of its sole discretion, to (i) grant such optionee permission to pay the exercise price in installments or (ii) grant such optionee permission to pay the exercise price by delivering for cancellation Options having an aggregate value (calculated by subtracting the exercise price per share from the fair market value of a share of Common Stock) equal to the total amount of the exercise price. The exercise of any Option granted under this Plan may be made subject to the condition that, if at any time the Board or the Committee shall determine, in its sole discretion, that the satisfaction of withholding tax or other withholding liabilities under any state or federal law is necessary or desirable as a condition of, or in connection with, such exercise or the delivery or purchase of shares pursuant thereto, then in such event, the exercise of the Option shall not be effective unless such withholding tax or other withholding liabilities shall have been satisfied in a manner acceptable to the Company, which may, if permitted by the Committee or the Board in its sole discretion, include the withholding by the Company of shares of Common Stock to be issued upon exercise of an Option having a fair market value equal to the required withholding amount. With respect to the foregoing sentences, the value of the shares of Common Stock shall be the fair market value determined in accordance with Section 4(d) of this Plan as of the day of such payment or withholding.

         No person, estate or other entity shall have any of the rights of a shareholder with reference to shares subject to an Option until a certificate for the shares has been delivered.

         An Option granted under this Plan may be exercised for any lesser number of shares than the full amount for which it could be exercised. Such a partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with this Plan for the remaining shares subject to the Option.

9.       TERMINATION OF OPTIONS

         An Option granted under this Plan shall be considered terminated in whole or in part, to the extent that, in accordance with the provisions of this Plan and such Option, it can no longer be exercised for any shares originally subject to the Option. The shares subject to any terminated Option or portion thereof shall no longer be charged against the applicable limitation or limitations provided in Section 3 of this Plan and may again become shares available for the purposes, and subject to the same applicable limitations, of this Plan.

10.      ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

         In the event of any change in the outstanding Common Stock of the Company by reason of a stock dividend, stock split, stock consolidation, recapitalization, reorganization, merger, split up or the like, the shares available for purposes of this Plan, the shares to be covered by subsequent grants under Section 5 hereof and the number and kind of shares under option in outstanding option agreements pursuant to this Plan (and the option price under such agreements) shall be appropriately adjusted so as to preserve, but not increase, the benefits of this Plan to the Company and the benefits to the holders of such Options; provided, however, that for any Incentive Stock Options, in the case of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the excess of the aggregate fair market value of the shares subject to any Options immediately after such event over the aggregate option price of such shares is not more than the excess of the aggregate fair market value of all shares subject to such Options immediately before such event over the aggregate option price of such shares.

         Adjustments under this Section shall be made by the Board or Committee, whose determination as to what adjustments shall be made and the extent thereof, shall be final, binding and conclusive.

11.      COMPLIANCE WITH SECURITIES LAWS AND OTHER REQUIREMENTS

         No certificate(s) for shares shall be executed and delivered upon exercise of an Option until the Company shall have taken such action, if any, as is then required to comply with the provisions of the Securities Act of 1933, as amended, the 1934 Act, any applicable state securities law(s) and the requirements of any exchange or quotation system on which the Common Stock may, at the time, be listed or quoted.

         In the case of the exercise of an Option by a person or estate acquiring the right to exercise the Option by bequest or inheritance, the Board or Committee may require reasonable evidence as to the ownership of the Option and may require such consents and releases of taxing authorities as it may deem advisable.

12.      NO RIGHT TO EMPLOYMENT

         Neither the adoption of the Plan nor its operation, nor any document describing or referring to the Plan, or any part thereof, shall confer upon any employee participant under the Plan any right to continue in the employ of the Company, or upon any director participant under the Plan any right to continue as a director of the Company, or shall in any way affect the right and power of the Company to terminate the employment or position with the Company of any participant under this Plan at any time with or without assigning a reason therefor, to the same extent as the Company might have done if this Plan had not been adopted.

13.      AMENDMENT AND TERMINATION

         Subject to Section 5 hereof, the Board or Committee may at any time suspend, amend, or terminate this Plan. Except as provided in Sections 4(f) and 5(f) of this Plan, the Board or Committee may make such modifications of the terms and conditions of a holder's Option as it shall deem advisable; provided, however, that an Option granted under Section 5 of this Plan may not be modified by the Board or Committee with respect to any term or condition thereof required by Section 5 hereof. No Option may be granted during any suspension of the Plan or after such termination. Notwithstanding the foregoing provisions of this Section, no amendment, suspension or termination shall, without the consent of the holder of an Option, alter or impair any rights or obligations under any Option theretofore granted under the Plan.

         In addition to Board or Committee approval of an amendment, if the amendment would: (i) materially increase the benefits accruing to participants;
(ii) increase the number of securities issuable under this Plan (other than an increase pursuant to Section 10 hereof); (iii) change the class or classes of individuals eligible to receive Options; or (iv) otherwise materially modify the requirements for eligibility, then such amendment must be approved by the holders of a majority of the Company's outstanding capital stock present or represented by proxy and entitled to vote at a meeting duly held of the shareholders of the Company.

14.      USE OF PROCEEDS

         The proceeds received by the Company from the sale of shares pursuant to the exercise of Options granted under the Plan shall be used for general corporate purposes as determined by the Board.

15.      INDEMNIFICATION OF BOARD OR COMMITTEE

         In addition to such other rights of indemnification as they may have as members of the Board, the members of the Board or Committee shall to the fullest extent permitted by law be indemnified by the Company against the reasonable expenses, including attorney's fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted thereunder, and against all amounts paid by them in settlement thereof (provided the settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Board member or Committee member is liable for gross negligence or misconduct in the performance of his duties; provided, however, that within 60 days after institution of any such action, suit or proceeding the Board member or Committee member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

16.      EFFECTIVE DATE OF THE PLAN

         This Plan was adopted by the Board of the Company on June 25, 1996, and shall be effective until June 25, 2006, subject to its approval by the appropriate stockholder vote at a special meeting called for such purpose or at the next ensuing annual meeting of stockholders of the Company.


17.      DURATION OF THE PLAN

         Unless previously terminated by the Board or Committee, this Plan shall terminate at the close of business on June 25, 2006, and no Option shall be granted under it thereafter, but such termination shall not affect any Option previously granted under this Plan.

18.      COMPLIANCE WITH RULE 16b-3

         With respect to any Plan participant who is subject to Section 16 of the 1934 Act, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the 1934 Act. To the extent that any provision of the Plan or action by the Board or Committee fails to so comply, such provision or action shall be deemed null and void to the extent permitted by law and deemed advisable by the Board or Committee.

19.      CHANGE OF CONTROL

         In the event of a change of control of the Company, all vesting requirements in respect of Options granted under this Plan shall be terminated and all outstanding Options shall become immediately exercisable at their stated exercise prices. From and after the date of such change of control, all such Options shall be deemed fully vested. For the purposes of this Section, a change of control shall include the following:

                  a. A tender offer or exchange offer is made whereby the effect of such offer is to take over and control the affairs of the Company and such offer is consummated for the ownership of securities of the Company representing 25% or more of the combined voting powers of the Company's then outstanding voting securities.

                  b. The adoption by the Company's stockholders of a plan of merger or consolidation providing for the merger or consolidation of the Company with another corporation and, as a result of such merger or consolidation, less than 75% of the outstanding voting securities of the surviving or resulting corporation would then be owned in the aggregate by the former stockholders of the Company, other than affiliates within the meaning of the 1934 Act or any party to such merger or consolidation.

                  c. The Company transfers substantially all of its assets to another corporation or entity which is not a wholly owned subsidiary of the Company.

                  d. Any "person" (as such term is used in Sections 3(a)(9) and 13(d)(3) of the 1934 Act) is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities, and the effect of such ownership is to take over and control the affairs of the Company.

                  e. As the result of a tender offer, merger, consolidation, sale of assets, or contested election, or any combination of such transactions, the persons who were members of the Board of Directors of the Company immediately before the transaction, cease to constitute at least a majority thereof.

                                 [COMPANY LOGO]

                         ELITE INFORMATION GROUP, INC.
                                REVOCABLE PROXY

                         ANNUAL MEETING OF STOCKHOLDERS
                          to be held on June 22, 2000

          This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Christopher K. Poole, Barry D. Emerson and Steven O. Todd as Proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse side, all the shares of common stock of Elite Information Group, Inc. (the "Company"), held at record by the undersigned on May 5, 2000 at the annual meeting of stockholders to be held on June 22, 2000, or any adjournment thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE PROPOSALS AND THIS PROXY WILL BE VOTED FOR THE PROPOSALS AND FOR THE ELECTION OF THE DIRECTOR NOMINEES NAMED HEREIN UNLESS THE STOCKHOLDER DIRECTS OTHERWISE, IN WHICH CASE IT WILL BE VOTED AS DIRECTED.

The undersigned acknowledges receipt of the Notice of Annual Meeting and Proxy Statement dated May 18, 2000, and revokes all proxies heretofore given by the undersigned.

-------------------------------------------------------------------------------
                   PLEASE VOTE, DATE AND SIGN ON REVERSE AND
                   RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Please sign exactly as name(s) appear(s) on the reverse. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.
-------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?               DO YOU HAVE ANY COMMENTS?

___________________________________     _______________________________________

___________________________________     _______________________________________

___________________________________     _______________________________________

[X] PLEASE MARK YOUR VOTE
    AS IN THIS EXAMPLE

-------------------------------------------------------------------------------
                         ELITE INFORMATION GROUP, INC.
-------------------------------------------------------------------------------

Mark box at right if an address change or comment has been noted on
the reverse side of this card.                                              [ ]

CONTROL NUMBER:
RECORD DATE SHARES:

1. Election of two Directors.                For All     With-     For All
                                            Nominees     hold      Except

     (01) Christopher K. Poole                 [ ]        [ ]        [ ]
     (02) Roger Noall

   NOTE: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the name of the nominee. Your shares will be voted for the remaining nominee.

                                               For      Against    Abstain

2. Proposal to approve the Company's 2000      [ ]        [ ]        [ ]
   Employee Stock Purchase Plan.

3. Proposal to approve an amendment to the     [ ]        [ ]        [ ]
   Company's 1996 Stock Option Plan.

4. Proposal to ratify the selection of         [ ]        [ ]        [ ]
   PricewaterhouseCoopers LLP as the
   Company's independent accountants.

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.


                                                 ------------------------------
   Please be sure to sign and date this Proxy.    Date
-------------------------------------------------------------------------------


----------Stockholder sign here--------------------Co-owner sign here----------

DETACH CARD                                                         DETACH CARD